As filed with the Securities and Exchange Commission on April 20, 2017
1933 Act Registration No. 333-43373
1940 Act Registration No. 811-08569
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 24
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 27
Lincoln Life Variable Annuity Account Q
(Exact Name of Registrant)
Multi-Fund® Group
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Multi-Fund® Group Variable Annuity Contracts
Lincoln Life Variable Annuity Account Q
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, IN 46802
Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com

This prospectus describes a group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If Participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.
Allocated and unallocated contracts are available. In an allocated contract, we maintain an Account Value on behalf of each individual Participant, and the employer if requested; each Participant receives a certificate. Under an unallocated contract, the employer or an administrator performs Participant accounting. Allocated and unallocated contracts have different features.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.
The Participants take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund
(formerly LVIP Delaware Foundation® Moderate Allocation Fund)
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund

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LVIP Delaware Wealth Builder Fund
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan Retirement Income Fund
(formerly LVIP Delaware Foundation® Conservative Allocation Fund)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA S&P 500 Index Fund*
LVIP SSGA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
MFS® Variable Insurance Trust:
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT Total Return Portfolio
* The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contracts that Contractowners and Participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select .
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person or entity designated by a non-ERISA 403(b) plan Participant or an Annuitant to receive any Death Benefit paid if the Participant or Annuitant dies before the Annuity Commencement Date.
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant under a 403(b) plan not subject to ERISA dies.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Net Contributions—The sum of all contributions credited to the Participant's Account Value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
Participant—A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Annual account fee: $25
(allocated contract, per Contractowner/Participant)
Loan establishment fee per loan (where allowed by law): $35
We may reduce or waive these charges in certain situations. See Charges and Other Deductions.
Contractowner or Participant Transaction Expenses:
Surrender charge (as a percentage of Account Value surrendered/withdrawn)	6.0%*
*	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
Deductions from the VAA
Separate Account Q expenses (as a percentage of average daily net assets in the Subaccounts):
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contracts or plans are eligible for a breakpoint charge.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.24%	1.64%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.24%	1.31%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
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EXAMPLES
The following Example is intended to help Contractowners or Participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The Example assumes that Contractowners or Participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
Standard	$884	$1,472	$1,976	$3,003
Breakpoint	$861	$1,402	$1,858	$2,756
2) If you do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Standard	$270	$829	$1,415	$3,003
Breakpoint	$245	$755	$1,291	$2,756
The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information – See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? If you withdraw Account Value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed since the effective date of the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charges.
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We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose, or a time as required by law.
Under allocated contracts, we charge an annual contract fee of $25 per Participant or Contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:
Separate Account Q expenses (as a percentage of average daily net assets in the Subaccounts):
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contracts or plans are eligible for a breakpoint charge.
Each fund pays a management fee based on its average daily net asset value. See – Investments of the Variable Annuity Account – Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See The Contracts – Contributions.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May Participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than 12 per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
May a Contractowner or Participant withdraw Account Value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw Account Value during their accumulation period.) See – Withdrawals. The Contractowner must also approve certain Participant withdrawals. Certain charges may apply. See – Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or withdrawal also may be subject to 20% withholding. See – Federal Tax Matters.
Do Participants get a free look at their certificate? A Participant under a Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the Participant receives the certificate. The Participant must give notice to our Servicing Office. See – Return Privilege.
Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely
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low and possibly negative. The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated
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investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.
Investments of the VAA
Contractowners of unallocated contracts and Participants under allocated contracts decide the Subaccount(s) to which contributions are allocated. There is a separate Subaccount which corresponds to each class of each fund. Contractowners or Participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are
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negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available fund of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that contract owners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds.
Certain Plan sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
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•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC
•	BlackRock Global Allocation V.I Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity in securities.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Standard Class): Total return. (formerly LVIP Delaware Foundation® Moderate Allocation Fund)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
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•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation. (formerly LVIP Delaware Foundation® Conservative Allocation Fund)
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
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Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual Contract Fee
We will deduct $25 per account maintained on behalf of a Participant or Contractowner from Account Value on the last Valuation Date of each Participant Year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from Account Value upon total or partial withdrawals of all Account Value by a Contractowner or Participant.
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Surrender Charges
A surrender charge is imposed in the event of a total or partial withdrawal of Account Value before the Annuity Commencement Date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract or; the Account Value attributable to a Participant or the Contractowner in an allocated group contract, as applicable, made in any 365-day period are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the 365-day period, including the withdrawal amount being requested, and then divide the sum by the Account Value at the time of the requested withdrawal.)
Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See – The Contracts – Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a total withdrawal of all Account Value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.
	Contract Year in which surrender/withdrawal occurs
	0	1-4	5	6	7	8	9	10+
Surrender charge as a percentage of the Contract Value	6%	6%	5%	4%	3%	2%	1%	0%
A surrender charge will not apply to:
•	A surrender or withdrawal after a group contract's 10th contract anniversary.
•	To make a payment due to the Participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%.
•	To make a payment for a Participant hardship situation as allowed by the plan.
•	To make a payment pursuant to a qualified domestic relations order.
•	To purchase an annuity option as permitted under the contract.
Additional Information
Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.
The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.
We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.
Deductions from the VAA for Assumption of Mortality and Expense Risks
For the base contract, we apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
“standard” mortality and expense risk charge	1.002%
“1st breakpoint” mortality and expense charge*	.75%
“2nd breakpoint” mortality and expense charge*	.55%
*	Only certain contract or plans are eligible for a breakpoint charge.
Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the “1st breakpoint” mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Contracts eligible for the “2nd breakpoint” mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.
Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.
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If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk charge of 1.002% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner either directly or through its registered representative. For 403(b) plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in LVIP Government Money Market Fund. We do not impose the annual administration charge on the pending allocation account.
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We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Who Can Invest
In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten Participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Contributions
Contributions are payable to us at a frequency and may be made in any amount unless the Contractowner or the plan has a minimum amount. Contributions in any one Contract Year which exceed twice the amount of contributions made in the first Contract Year may be made only with our permission. A Participant cannot make a contribution that exceeds The total contributions for a Contractowner cannot exceed $1 million. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
Contributions are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to Contractowners or Participants instructions.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
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The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may transfer all or a portion of Account Value from one Subaccount to another.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
The Contractowner (under an unallocated group contract) or Participant or Contractowner (under an allocated group contract) may also transfer all or any part of the Account Value from the Subaccount(s) to the fixed account. Under an allocated contract, a Participant may transfer Account Value from the fixed side to the various Subaccount(s), provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of the Account Value in the fixed side in any 365 day period. Under an unallocated contract, a group Contractowner may transfer Account Value from the fixed side to the various Subaccount(s),
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provided that the sum of the transfers and withdrawals of Account Value in the fixed side transferred is limited to 20% of Account Value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
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Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
Contractowners or Participants may transfer all or a portion of the investment in one Subaccount to another Subaccount or to the fixed side of the contract. Those transfers will be limited to three times per Contract Year. However, after the Annuity Commencement Date, no transfers are allowed from the fixed side of the contract to the Subaccounts.
Additional Services
There may be additional services available to you: dollar-cost averaging (DCA), automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, the fixed side of the contract or money market account into other subaccounts on a monthly basis. We may offer different time periods for new Contributions and for transfers of Contract Value. State variation may exist.
Automatic Withdrawal Service. The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your Account Value.
Systematic Transfer Service. The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the Subaccounts.
Cross-Reinvestment Service. The cross-reinvestment service/account sweep allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a predetermined level the percentage of Account Value allocated to each Subaccount or the fixed account.
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Death Benefit Before the Annuity Commencement Date
If a Participant under an allocated contract issued in connection with a Section 403(b) plan that is not subject to ERISA dies before the Annuity Commencement Date, we will pay the Beneficiary, if one is living, a Death Benefit equal to the greater of the following amounts:
a.	the Net Contributions, or
b.	the Participant's Account Value less any outstanding loan balance.
No surrender charge or account charge is deducted from the Death Benefit. The Death Benefit will be determined at the end of the Valuation Period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.
The Participant may designate a Beneficiary during the life of the Participant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Participant, the Death Benefit will be paid in one sum to the Participant's estate.
All Death Benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing Death Benefits. In addition, no payment of Death Benefit provided upon the death of the Participant will be allowed that does not satisfy the requirements of Code Section 72(s) or Section 401(a)(9) of the tax code. Death Benefits are taxable. See Federal Tax Matters – Taxation of Death Benefits.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The Death Benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.
Discontinuance and Withdrawals
Discontinuance. A group Contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the Valuation Date the Contractowner specifies or the Valuation Date on which we receive the written notice. Lincoln Life may also give a group Contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group Contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.
With respect to an allocated group contract, if the contract is discontinued due to the Contractowner's request, Participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.
Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the Account Value will be paid to the Contractowner or Participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.
Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the Account Value will be paid to the Contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire Account Value.
In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new Participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.
Some contracts provide that the Account Value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the Account Value is requested. If this option is selected, the Account Value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the Account Value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of Participants. The market value factor is the lesser of 1.00 or the ratio of:
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Current Bond Price
Par Value of that Bond
The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
•	issued with a maturity date of 6.5 years;
•	bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
•	calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.
The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%
Withdrawals. Withdrawals of Account Value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
•	to make a payment due to the Participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%;
•	to make a payment for a participant hardship situation as permitted by the plan;
•	to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or
•	to purchase an annuity option under the contract.
Upon receipt of request for payment due to a Participant's death, we will make a payment equal to the greater of the following amounts:
•	the Net Contributions, or
•	the Participant's Account Value less any outstanding loan balance.
If a withdrawal for the entire Account Value is requested and there is an outstanding loan balance, the Account Value will be reduced by the amount of the outstanding loan balance. The remaining Account Value will be calculated at the end of the Valuation Period following the deduction of the loan balance.
Withdrawals of Account Value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See – Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
•	Partial withdrawals of up to a cumulative percentage limit of 20% of the Account Value attributable to an unallocated group contract, or a Participant or Contractowner under an allocated group contract, may be made in each Contract Year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the Contract Year, including the withdrawal amount being requested, are added together, and the sum is divided by the Account Value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any Contract Year are subject to the surrender charge. In addition, if a complete withdrawal of all Account Value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire Account Value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from Account Value prior to payment.
•	Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
•	In any 365-day period, a periodic elective withdrawal of up to 20% of Account Value per Contractowner or per Participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then current Account Value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.
In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:
Initial date	20%
First anniversary	20%
Second anniversary	25%
Third anniversary	33%
Fourth anniversary	50%
Fifth anniversary	100%
•	The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers)
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from the fixed side during the immediately preceding 365-day period. Neither a Contractowner nor a Participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a Participant cannot allocate contributions to the fixed side.
General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group Contractowner. In a 403(b) plan that is not subject to ERISA the Participant must submit the withdrawal request.
Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant:
•	attains age 59½
•	separates from service
•	dies
•	becomes totally and permanently disabled and/or
•	experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.
Any withdrawal after an Annuity Commencement Date depends upon the annuity option selected.
The Account Value available upon withdrawal is determined at the end of the Valuation Period during which the written request for withdrawal is received at the Home Office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total Account Value.
As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See – Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Account Value. If you specify that the charges be deducted from the remaining Account Value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of withdrawals are discussed later in this booklet. See – Federal Tax Matters.
The contract will terminate when there is no Account Value remaining. See the contract for more information.
Loans
With respect to an allocated group contract, a Participant under a plan that permits loans may apply for a loan under the contract prior to such Participant's Annuity Commencement Date. A Participant must complete a loan application and assign Account Value in the fixed side equal to the loan amount as security for the loan. If the Account Value in the fixed side is less than the loan amount, we will transfer Account Value from the VAA to the fixed side, from either the Subaccounts specified by the Participant or on a pro-rata basis from all Subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of Account Value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A Participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the Participant under all plans. However, for plans not subject to ERISA, if 50% of the total Account Value is less than $10,000, the Participant may borrow the lesser of $10,000 or 100% of the Account Value. A Participant who incurs a qualified disaster may borrow up to the lesser of $100,000 or 10% of the Account Value. A Participant may have only one contract loan with us at any one time. Also, if the Participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.
The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate
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for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the Participant in which case the loan must be repaid within 20 years or less.
The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.
Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
•	the loan interest for new loans is determined monthly (not quarterly);
•	the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
•	the loan interest rate for existing loans may increase or decrease (not just decrease).
See your contract for more information.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
We may defer payments from the fixed side of the contract for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.
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Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.
We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowneror Participant.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner or Participant, as applicable.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the appropriate office.
General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date;
•	The annuity tables contained in the contract;
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•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3. Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 4.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 4.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
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These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
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Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
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Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
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We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
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Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 2340 Fort Wayne, IN 46801-2340. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee;
•	any rebalancing event under the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
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Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Group Variable Annuity Contracts
Lincoln Life Variable Annuity Account Q

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account Account Q.
(Please Print)
Name:

Address:

City

State

Zip

Mail to: The Lincoln Life National Insurance Co., P. O. Box 2340, Fort Wayne, IN 46808
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	5.111	6.067	121	5.197	6.184	124	5.201	6.201	1**
2008	6.067	3.155	136	6.184	3.225	116	6.201	3.240	8
2009	3.155	4.784	170	3.225	4.901	130	3.240	4.934	15
2010	4.784	5.617	179	4.901	5.769	117	4.934	5.819	16
2011	5.617	4.259	166	5.769	4.385	125	5.819	4.432	18
2012	4.259	4.775	165	4.385	4.929	111	4.432	4.992	14
2013	4.775	5.811	153	4.929	6.014	3	4.992	6.103	10
2014	5.811	6.029	150	6.014	6.255	3	6.103	6.361	4
2015	6.029	6.127	147	6.255	6.373	3	6.361	6.493	4
2016	6.127	6.013	129	6.373	6.270	3	6.493	6.401	4
ABVPSF Growth and Income(1)
2004	10.342*	11.133*	1**	10.350*	11.150*	2	N/A	N/A	N/A
2005	11.133	11.528	11	11.150	11.575	68	N/A	N/A	N/A
2006	11.528	13.351	77	11.575	13.440	74	12.228	13.449	78
2007	13.351	13.861	82	13.440	13.987	108	13.449	14.025	71
2008	13.861	8.138	100	13.987	8.233	58	14.025	8.272	56
2009	8.138	9.697	117	8.233	9.835	61	8.272	9.901	35
2010	9.697	10.829	123	9.835	11.011	54	9.901	11.106	14
2011	10.829	11.371	124	11.011	11.592	51	11.106	11.716	12
2012	11.371	13.199	122	11.592	13.489	58	11.716	13.661	12
2013	N/A	N/A	N/A	13.489	15.819	7	13.661	16.033	12
American Century VP Inflation Protection(2)
2009	10.140	10.614	10	10.061	10.630	2	N/A	N/A	N/A
2010	10.614	11.072	13	10.630	11.116	9	N/A	N/A	N/A
2011	11.072	12.288	36	11.116	12.368	22	N/A	N/A	N/A
2012	12.288	13.083	61	12.368	13.202	31	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth
2007	15.227	17.314	62	15.329	17.474	120	15.340	17.521	130
2008	17.314	10.561	98	17.474	10.685	108	17.521	10.735	146
2009	10.561	14.878	125	10.685	15.092	117	10.735	15.193	167
2010	14.878	16.460	142	15.092	16.739	119	15.193	16.885	141
2011	16.460	14.848	143	16.739	15.137	118	16.885	15.300	116
2012	14.848	18.017	129	15.137	18.414	130	15.300	18.649	67
2013	18.017	23.042	127	18.414	23.609	6	18.649	23.958	58
2014	23.042	23.340	128	23.609	23.975	6	23.958	24.378	56
2015	23.340	24.710	127	23.975	25.447	6	24.378	25.926	52
2016	24.710	24.615	111	25.447	25.413	7	25.926	25.944	48
American Funds Growth
2007	10.971	12.202	914	11.155	12.439	1,357	11.163	12.472	1,565
2008	12.202	6.769	946	12.439	6.917	848	12.472	6.950	1,267
2009	6.769	9.342	1,035	6.917	9.572	888	6.950	9.636	1,142
2010	9.342	10.977	1,044	9.572	11.275	833	9.636	11.373	1,001
2011	10.977	10.403	931	11.275	10.712	775	11.373	10.827	786
2012	10.403	12.142	861	10.712	12.534	761	10.827	12.694	645
2013	12.142	15.639	776	12.534	16.185	104	12.694	16.424	591
2014	15.639	16.801	748	16.185	17.431	96	16.424	17.724	552
2015	16.801	17.774	686	17.431	18.488	85	17.724	18.836	502
2016	17.774	19.266	582	18.488	20.090	84	18.836	20.510	446

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2007	13.118	13.643	169	13.205	13.767	603	13.214	13.804	918
2008	13.643	8.394	241	13.767	8.492	360	13.804	8.532	848
2009	8.394	10.907	302	8.492	11.062	375	8.532	11.136	770
2010	10.907	12.032	329	11.062	12.234	382	11.136	12.341	726
2011	12.032	11.694	299	12.234	11.921	371	12.341	12.048	587
2012	11.694	13.602	277	11.921	13.900	410	12.048	14.077	508
2013	13.602	17.977	276	13.900	18.418	20	14.077	18.690	478
2014	17.977	19.691	270	18.418	20.224	20	18.690	20.564	440
2015	19.691	19.778	242	20.224	20.365	31	20.564	20.749	410
2016	19.778	21.837	237	20.365	22.542	32	20.749	23.012	381
American Funds International
2007	12.081	14.355	330	12.285	14.635	536	12.294	14.674	512
2008	14.355	8.225	371	14.635	8.407	348	14.674	8.446	384
2009	8.225	11.651	441	8.407	11.938	374	8.446	12.018	338
2010	11.651	12.369	448	11.938	12.706	375	12.018	12.817	282
2011	12.369	10.536	424	12.706	10.850	342	12.817	10.966	202
2012	10.536	12.299	390	10.850	12.697	357	10.966	12.859	187
2013	12.299	14.810	355	12.697	15.329	23	12.859	15.555	178
2014	14.810	14.274	346	15.329	14.811	19	15.555	15.060	177
2015	14.274	13.492	329	14.811	14.035	14	15.060	14.299	216
2016	13.492	13.829	274	14.035	14.422	13	14.299	14.723	197
BlackRock Global Allocation V.I.
2009	10.254	11.400	5	10.246	11.655	2	N/A	N/A	N/A
2010	11.400	12.421	28	11.655	12.731	36	N/A	N/A	N/A
2011	12.421	11.868	44	12.731	12.195	45	N/A	N/A	N/A
2012	11.868	12.957	59	12.195	13.348	80	N/A	N/A	N/A
2013	12.957	14.721	71	13.348	15.203	90	N/A	N/A	N/A
2014	14.721	14.882	80	15.203	15.408	63	N/A	N/A	N/A
2015	14.882	14.629	72	15.408	15.184	63	N/A	N/A	N/A
2016	14.629	15.079	63	15.184	15.691	63	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	11.516	12.271	146	11.591	12.382	339	11.599	12.415	117
2008	12.271	11.597	185	12.382	11.732	259	12.415	11.786	140
2009	11.597	14.577	216	11.732	14.783	244	11.786	14.882	106
2010	14.577	15.594	221	14.783	15.855	237	14.882	15.993	82
2011	15.594	16.426	216	15.855	16.742	235	15.993	16.922	75
2012	16.426	17.432	201	16.742	17.813	272	16.922	18.040	86
2013	17.432	17.041	162	17.813	17.457	12	18.040	17.715	67
2014	17.041	17.768	156	17.457	18.248	11	17.715	18.554	57
2015	17.768	17.400	146	18.248	17.915	9	18.554	18.253	53
2016	17.400	17.833	132	17.915	18.408	8	18.253	18.792	49
Delaware VIP High Yield
2007	11.437	11.639	53	11.484	11.717	37	11.492	11.749	37
2008	11.639	8.738	62	11.717	8.818	35	11.749	8.860	42
2009	8.738	12.887	73	8.818	13.038	45	8.860	13.126	79
2010	12.887	14.713	74	13.038	14.923	48	13.126	15.054	101
2011	14.713	14.913	62	14.923	15.164	50	15.054	15.328	44
2012	14.913	17.396	82	15.164	17.734	57	15.328	17.961	43
2013	17.396	18.810	61	17.734	19.223	2	17.961	19.509	39
2014	18.810	18.569	60	19.223	19.025	2	19.509	19.346	37
2015	18.569	17.171	52	19.025	17.637	2	19.346	17.971	32
2016	17.171	19.238	53	17.637	19.809	2	17.971	20.225	25

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2007	31.252	26.628	141	31.785	27.150	111	31.806	27.222	35
2008	26.628	17.119	134	27.150	17.499	83	27.222	17.581	23
2009	17.119	20.899	146	17.499	21.417	92	17.581	21.561	20
2010	20.899	26.275	152	21.417	26.994	87	21.561	27.229	18
2011	26.275	28.864	134	26.994	29.728	89	27.229	30.047	13
2012	28.864	33.417	126	29.728	34.505	102	30.047	34.945	10
2013	33.417	33.793	103	34.505	34.980	5	34.945	35.497	10
2014	33.793	43.312	100	34.980	44.947	4	35.497	45.703	8
2015	43.312	44.487	92	44.947	46.283	4	45.703	47.155	8
2016	44.487	46.629	80	46.283	48.633	4	47.155	49.649	7
Delaware VIP Small Cap Value
2007	1.991	1.836	1,662	2.020	1.867	2,499	2.021	1.872	272
2008	1.836	1.271	1,773	1.867	1.296	1,615	1.872	1.302	190
2009	1.271	1.656	1,945	1.296	1.693	1,753	1.302	1.704	159
2010	1.656	2.163	2,063	1.693	2.216	1,614	1.704	2.235	250
2011	2.163	2.107	2,008	2.216	2.164	1,486	2.235	2.188	153
2012	2.107	2.371	1,737	2.164	2.441	1,595	2.188	2.472	180
2013	2.371	3.125	1,514	2.441	3.227	101	2.472	3.274	204
2014	3.125	3.268	1509	3.227	3.382	97	3.274	3.439	210
2015	3.268	3.026	1386	3.382	3.140	79	3.439	3.199	218
2016	3.026	3.928	1143	3.140	4.086	74	3.199	4.171	217
Delaware VIP Smid Cap Growth(3)
2007	2.354	2.581	926	2.406	2.644	1,692	2.407	2.651	515
2008	2.581	1.361	880	2.644	1.398	897	2.651	1.404	444
2009	1.361	2.085	959	1.398	2.147	841	1.404	2.161	403
2010	2.493	2.830	1,024	2.572	2.921	759	2.593	2.946	409
2011	2.830	3.030	908	2.921	3.135	767	2.946	3.169	355
2012	3.030	3.330	846	3.135	3.454	691	3.169	3.498	354
2013	3.330	4.659	681	3.454	4.846	192	3.498	4.917	344
2014	4.659	4.758	626	4.846	4.961	126	4.917	5.044	298
2015	4.758	5.066	597	4.961	5.295	115	5.044	5.395	290
2016	5.066	5.431	505	5.295	5.691	111	5.395	5.810	275
Delaware VIP Value
2007	2.435	2.346	848	2.488	2.402	1,276	2.489	2.408	1,752
2008	2.346	1.546	866	2.402	1.587	1,212	2.408	1.595	1,322
2009	1.546	1.806	996	1.587	1.858	1,203	1.595	1.871	1,187
2010	1.806	2.067	1,040	1.858	2.133	1,155	1.871	2.151	910
2011	2.067	2.241	1,001	2.133	2.318	1,212	2.151	2.343	1,258
2012	2.241	2.546	923	2.318	2.640	1,168	2.343	2.674	1,295
2013	2.546	3.370	714	2.640	3.503	244	2.674	3.555	1,201
2014	3.370	3.803	664	3.503	3.964	190	3.555	4.030	1207
2015	3.803	3.750	603	3.964	3.918	149	4.030	3.992	1226
2016	3.750	4.256	543	3.918	4.458	149	3.992	4.551	1124
Deutsche Alternative Asset Allocation VIP
2009	9.770	11.246	5	N/A	N/A	N/A	N/A	N/A	N/A
2010	11.246	12.522	4	11.565	12.910	1**	N/A	N/A	N/A
2011	12.522	12.042	13	12.910	12.446	2	N/A	N/A	N/A
2012	12.042	13.081	11	12.446	13.554	2	N/A	N/A	N/A
2013	13.081	13.072	16	13.819	13.579	1**	N/A	N/A	N/A
2014	13.072	13.395	10	13.579	13.949	3	N/A	N/A	N/A
2015	13.395	12.427	10	13.949	12.973	3	N/A	N/A	N/A
2016	12.427	12.955	12	12.973	13.559	5	N/A	N/A	N/A

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Equity 500 Index VIP(1)
2004	8.385	9.181	202	8.485	9.313	664	N/A	N/A	N/A
2005	9.181	9.515	248	9.313	9.676	589	N/A	N/A	N/A
2006	9.515	10.882	377	9.676	11.094	359	10.171	11.102	387
2007	10.882	11.344	358	11.094	11.594	391	11.102	11.625	251
2008	11.344	7.058	346	11.594	7.232	236	11.625	7.266	211
2009	7.058	8.827	350	7.232	9.068	215	7.266	9.129	170
2010	8.827	10.024	352	9.068	10.324	196	9.129	10.414	173
2011	10.024	10.107	302	10.324	10.435	220	10.414	10.546	162
2012	10.107	11.577	292	10.435	11.982	211	10.546	12.135	138
2013	N/A	N/A	N/A	11.982	14.072	34	12.135	14.262	131
Deutsche Small Cap Index VIP(4)
2004	12.792	14.914	36	12.949	15.134	103	N/A	N/A	N/A
2005	14.914	15.394	48	15.134	15.661	108	N/A	N/A	N/A
2006	15.394	17.906	63	15.661	18.263	67	16.718	18.275	59
2007	17.906	17.391	67	18.263	17.782	72	18.275	17.830	48
2008	17.391	11.342	64	17.782	11.627	63	17.830	11.681	44
2009	11.342	14.213	69	11.627	14.606	67	11.681	14.704	44
2010	14.213	17.786	77	14.606	18.323	64	14.704	18.483	48
2011	17.786	16.831	66	18.323	17.384	69	18.483	17.570	46
2012	16.831	19.371	63	17.384	20.058	68	17.570	20.313	22
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Contrafund
2007	15.099	17.566	281	15.393	17.953	219	15.403	18.001	484
2008	17.566	9.980	325	17.953	10.225	193	18.001	10.273	408
2009	9.980	13.404	351	10.225	13.769	218	10.273	13.861	317
2010	13.404	15.541	366	13.769	16.004	222	13.861	16.143	274
2011	15.541	14.980	332	16.004	15.465	239	16.143	15.631	209
2012	14.980	17.250	319	15.465	17.853	254	15.631	18.081	180
2013	17.250	22.397	293	17.853	23.238	20	18.081	23.582	164
2014	22.397	24.794	286	23.238	25.790	19	23.582	26.224	161
2015	24.794	24.683	257	25.790	25.740	16	26.224	26.225	142
2016	24.683	26.371	234	25.740	27.569	15	26.225	28.145	131
Fidelity VIP Growth
2007	9.115	11.449	146	9.295	11.705	150	9.302	11.736	40
2008	11.449	5.981	162	11.705	6.130	104	11.736	6.159	36
2009	5.981	7.588	202	6.130	7.797	103	6.159	7.849	39
2010	7.588	9.320	219	7.797	9.600	102	7.849	9.684	38
2011	9.320	9.240	199	9.600	9.542	100	9.684	9.644	39
2012	9.240	10.478	201	9.542	10.848	111	9.644	10.987	33
2013	10.478	14.130	179	10.848	14.665	10	10.987	14.882	29
2014	14.130	15.554	181	14.665	16.184	10	14.882	16.456	21
2015	15.554	16.485	177	16.184	17.196	10	16.456	17.520	21
2016	16.485	16.437	166	17.196	17.189	10	17.520	17.548	19
LVIP Baron Growth Opportunities(5)
2007	19.567	20.035	153	19.951	20.479	135	19.964	20.534	6
2008	20.035	12.072	163	20.479	12.371	108	20.534	12.429	7
2009	12.072	16.533	170	12.371	16.985	124	12.429	17.099	6
2010	16.533	20.686	173	16.985	21.306	128	17.099	21.491	7
2011	20.686	21.304	152	21.306	21.997	117	21.491	22.233	6
2012	21.304	24.939	143	21.997	25.816	122	22.233	26.145	4
2013	24.939	34.583	130	25.816	35.889	7	26.145	36.419	4
2014	34.583	35.900	122	35.889	37.350	7	36.419	37.978	4
2015	35.900	33.847	108	37.350	35.303	6	37.978	35.968	2
2016	33.847	35.376	84	35.303	36.991	6	35.968	37.763	2

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Dividend Value Managed Volatility
2007	3.436	3.550	995	3.510	3.636	1,483	3.513	3.646	1,993
2008	3.550	2.167	925	3.636	2.226	889	3.646	2.236	1,164
2009	2.167	2.646	990	2.226	2.724	831	2.236	2.742	1,042
2010	2.646	3.089	1,003	2.724	3.188	697	2.742	3.216	763
2011	3.089	2.979	921	3.188	3.083	711	3.216	3.116	655
2012	2.979	3.451	857	3.083	3.580	691	3.116	3.625	516
2013	3.451	4.039	797	3.580	4.200	117	3.625	4.262	437
2014	4.039	4.138	687	4.200	4.314	93	4.262	4.387	404
2015	4.138	3.897	561	4.314	4.073	90	4.387	4.150	383
2016	3.897	4.320	404	4.073	4.527	77	4.150	4.621	347
LVIP BlackRock Emerging Markets Managed Volatility
2014	10.291	9.299	2	10.304	9.314	1**	N/A	N/A	N/A
2015	9.299	7.825	4	9.314	7.857	2	N/A	N/A	N/A
2016	7.825	8.289	2	7.857	8.343	4	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2012	10.166	10.259	1**	N/A	N/A	N/A	N/A	N/A	N/A
2013	10.259	9.309	57	10.059	9.348	1**	N/A	N/A	N/A
2014	9.309	9.505	59	9.348	9.568	1**	N/A	N/A	N/A
2015	9.505	9.150	38	9.568	9.234	1*	N/A	N/A	N/A
2016	9.150	9.384	34	9.234	9.494	1*	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility
2007	2.508	2.990	710	2.563	3.063	1,159	2.565	3.071	547
2008	2.990	1.752	670	3.063	1.799	805	3.071	1.808	488
2009	1.752	2.403	707	1.799	2.474	704	1.808	2.490	440
2010	2.403	2.649	694	2.474	2.734	605	2.490	2.758	443
2011	2.649	2.473	578	2.734	2.559	537	2.758	2.587	402
2012	2.473	2.850	576	2.559	2.956	491	2.587	2.994	382
2013	2.850	3.541	403	2.956	3.682	269	2.994	3.737	346
2014	3.541	3.693	381	3.682	3.850	251	3.737	3.915	318
2015	3.693	3.705	368	3.850	3.873	211	3.915	3.946	310
2016	3.705	3.620	322	3.873	3.793	179	3.946	3.873	263
LVIP Blended Mid Cap Managed Volatility
2014	10.006	10.147	1**	9.851	10.163	1**	N/A	N/A	N/A
2015	10.147	9.624	1*	10.163	9.663	1*	N/A	N/A	N/A
2016	9.624	9.743	1*	9.663	9.807	6	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	9.460	8.265	4	9.430	8.278	1**	8.672	8.288	1**
2008	8.265	4.743	15	8.278	4.762	4	8.288	4.778	1**
2009	4.743	6.472	24	4.762	6.515	7	4.778	6.549	1**
2010	6.472	7.559	27	6.515	7.629	16	6.549	7.684	2
2011	7.559	6.835	29	7.629	6.915	12	7.684	6.979	2
2012	6.835	8.437	32	6.915	8.557	17	6.979	8.654	8
2013	8.437	8.629	35	9.361	8.774	2	8.654	8.891	12
2014	8.629	9.730	35	8.774	9.918	1**	8.891	10.071	12
2015	9.730	9.515	28	9.918	9.724	1*	10.071	9.893	14
2016	9.515	9.532	27	9.724	9.765	1*	9.893	9.955	14
LVIP Delaware Bond
2007	7.260	7.579	639	7.421	7.767	889	7.426	7.787	438
2008	7.579	7.284	639	7.767	7.483	513	7.787	7.518	429
2009	7.284	8.575	647	7.483	8.831	563	7.518	8.890	494
2010	8.575	9.210	657	8.831	9.509	513	8.890	9.592	498
2011	9.210	9.815	640	9.509	10.159	504	9.592	10.268	497
2012	9.815	10.359	586	10.159	10.749	516	10.268	10.886	482
2013	10.359	10.019	445	10.749	10.423	69	10.886	10.577	441
2014	10.019	10.512	402	10.423	10.963	56	10.577	11.147	436
2015	10.512	10.447	297	10.963	10.923	44	11.147	11.129	412
2016	10.447	10.625	228	10.923	11.137	45	11.129	11.369	423

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Diversified Floating Rate
2011	9.998	9.762	1**	9.766	9.779	1**	N/A	N/A	N/A
2012	9.762	10.047	2	9.779	10.091	1**	N/A	N/A	N/A
2013	10.047	9.998	5	10.091	10.065	1**	N/A	N/A	N/A
2014	9.998	9.934	6	10.065	10.026	2	N/A	N/A	N/A
2015	9.934	9.739	5	10.026	9.854	2	N/A	N/A	N/A
2016	9.739	9.835	5	9.854	9.977	3	N/A	N/A	N/A
LVIP Delaware Foundation Aggressive Allocation(6)
2007	4.030	4.244	267	4.119	4.348	406	4.121	4.360	13
2008	4.244	2.806	258	4.348	2.882	265	4.360	2.896	16
2009	2.806	3.666	288	2.882	3.776	247	2.896	3.801	13
2010	3.666	4.083	282	3.776	4.215	233	3.801	4.252	8
2011	4.083	3.960	271	4.215	4.099	247	4.252	4.143	9
2012	3.960	4.442	255	4.099	4.609	286	4.143	4.668	3
2013	4.442	5.288	242	4.609	5.500	76	4.668	5.582	3
2014	5.288	5.462	250	5.500	5.696	40	5.582	5.792	3
2015	5.462	5.336	251	5.696	5.578	40	5.792	5.684	3
2016	5.336	5.580	229	5.578	5.848	39	5.684	5.970	1*
LVIP Delaware Foundation Conservative Allocation(7)
2007	7.051	7.300	226	7.205	7.479	441	7.210	7.499	1,322
2008	7.300	5.279	231	7.479	5.422	227	7.499	5.448	899
2009	5.279	6.421	220	5.422	6.611	210	5.448	6.655	656
2010	6.421	7.020	212	6.611	7.246	176	6.655	7.309	555
2011	7.020	7.105	160	7.246	7.353	180	7.309	7.431	506
2012	7.105	7.782	159	7.353	8.074	173	7.431	8.176	412
2013	7.782	8.424	130	8.074	8.761	20	8.176	8.891	331
2014	8.424	8.746	125	8.761	9.120	21	8.891	9.273	315
2015	8.746	8.578	120	9.120	8.967	15	9.273	9.136	256
2016	8.578	8.892	111	8.967	9.319	15	9.136	9.514	222
LVIP Delaware Foundation Moderate Allocation
2009	10.886	11.801	1**	11.592	11.816	4	N/A	N/A	N/A
2010	11.801	12.970	1**	11.816	13.019	1**	N/A	N/A	N/A
2011	12.970	12.875	5	13.019	12.956	5	13.059	13.022	1**
2012	12.875	14.188	8	12.956	14.313	25	13.022	14.412	1**
2013	14.188	16.047	15	14.313	16.229	1**	14.412	16.374	7
2014	16.047	16.623	18	16.229	16.853	1**	16.374	17.038	12
2015	16.623	16.268	21	16.853	16.535	1*	17.038	16.750	35
2016	16.268	16.855	29	16.535	17.175	1*	16.750	17.432	10
LVIP Delaware Social Awareness
2007	7.561	7.707	360	7.725	7.895	337	7.730	7.916	870
2008	7.707	5.005	365	7.895	5.139	281	7.916	5.163	800
2009	5.005	6.441	411	5.139	6.631	265	5.163	6.676	778
2010	6.441	7.115	410	6.631	7.343	235	6.676	7.407	791
2011	7.115	7.089	388	7.343	7.335	245	7.407	7.413	604
2012	7.089	8.091	369	7.335	8.393	271	7.413	8.500	508
2013	8.091	10.869	353	8.393	11.303	103	8.500	11.470	448
2014	10.869	12.396	332	11.303	12.924	98	11.470	13.141	428
2015	12.396	12.191	314	12.924	12.742	88	13.141	12.982	399
2016	12.191	12.871	289	12.742	13.486	85	12.982	13.768	362
LVIP Dimensional U.S. Core Equity 1
2007	13.436	14.116	217	13.731	14.463	573	13.740	14.501	443
2008	14.116	8.977	213	14.463	9.220	417	14.501	9.263	368
2009	8.977	11.080	217	9.220	11.410	344	9.263	11.486	313
2010	11.080	12.389	205	11.410	12.789	307	11.486	12.901	303
2011	12.389	12.412	164	12.789	12.846	283	12.901	12.984	217
2012	12.412	14.171	148	12.846	14.703	269	12.984	14.890	187
2013	14.171	18.696	113	14.703	19.447	96	14.890	19.734	176
2014	18.696	20.949	103	19.447	21.845	88	19.734	22.212	156
2015	20.949	20.324	78	21.845	21.247	78	22.212	21.647	133
2016	20.324	23.021	69	21.247	24.127	76	21.647	24.631	117

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional U.S. Core Equity
2007	17.760	18.252	186	18.146	18.696	206	18.158	18.746	216
2008	18.252	11.450	184	18.696	11.758	173	18.746	11.813	176
2009	11.450	14.787	196	11.758	15.223	182	11.813	15.325	146
2010	14.787	19.125	209	15.223	19.739	175	15.325	19.911	142
2011	19.125	17.950	192	19.739	18.572	159	19.911	18.772	126
2012	17.950	20.425	159	18.572	21.187	167	18.772	21.457	108
2013	20.425	27.053	144	21.187	28.133	21	21.457	28.549	107
2014	27.053	28.827	141	28.133	30.054	22	28.549	30.559	90
2015	28.827	28.614	128	30.054	29.907	17	30.559	30.471	81
2016	28.614	34.110	113	29.907	35.740	17	30.471	36.487	67
LVIP Franklin Templeton Global Equity Managed Volatility
2014	9.953	9.494	1**	10.249	9.512	1**	N/A	N/A	N/A
2015	9.494	8.645	1*	9.512	8.683	1*	N/A	N/A	N/A
2016	8.645	8.766	1*	8.683	8.827	1*	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	11.154	11.901	58	11.199	11.979	72	11.206	12.011	5
2008	11.901	9.610	101	11.979	9.697	73	12.011	9.743	3
2009	9.610	11.878	96	9.697	12.016	81	9.743	12.097	3
2010	11.878	12.994	103	12.016	13.179	72	12.097	13.294	3
2011	12.994	13.339	97	13.179	13.562	90	13.294	13.708	3
2012	13.339	14.497	95	13.562	14.777	101	13.708	14.965	3
2013	14.497	15.752	91	14.777	16.097	13	14.965	16.335	3
2014	15.752	16.484	93	16.097	16.887	13	16.335	17.171	3
2015	16.484	15.994	87	16.887	16.426	13	17.171	16.736	3
2016	15.994	16.629	71	16.426	17.122	12	16.736	17.480	3
LVIP Global Growth Allocation Managed Risk
2007	12.092	13.146	193	12.140	13.232	152	12.148	13.267	12
2008	13.146	8.666	276	13.232	8.744	206	13.267	8.785	14
2009	8.666	11.070	337	8.744	11.198	363	8.785	11.273	16
2010	11.070	12.353	396	11.198	12.528	394	11.273	12.637	17
2011	12.353	12.230	323	12.528	12.434	562	12.637	12.567	5
2012	12.230	13.215	310	12.434	13.469	645	12.567	13.641	5
2013	13.215	14.855	290	13.469	15.180	19	13.641	15.404	5
2014	14.855	15.217	288	15.180	15.589	16	15.404	15.851	5
2015	15.217	14.510	252	15.589	14.901	15	15.851	15.182	5
2016	14.510	15.048	224	14.901	15.493	14	15.182	15.816	5
LVIP Global Income
2009	10.048	10.823	3	10.049	10.736	1**	N/A	N/A	N/A
2010	10.823	11.752	8	10.736	11.687	4	N/A	N/A	N/A
2011	11.752	11.762	18	11.687	11.726	12	N/A	N/A	N/A
2012	11.762	12.540	19	11.726	12.534	17	12.191	12.626	1**
2013	12.540	12.065	22	12.534	12.089	16	12.626	12.202	2
2014	12.065	12.177	19	12.089	12.232	1**	12.202	12.371	2
2015	12.177	11.811	18	12.232	11.895	1*	12.371	12.054	4
2016	11.811	11.753	16	11.895	11.866	1*	12.054	12.049	5
LVIP Global Moderate Allocation Managed Risk
2007	11.674	12.629	159	11.720	12.711	222	11.728	12.745	2
2008	12.629	9.175	242	12.711	9.258	221	12.745	9.301	1**
2009	9.175	11.630	291	9.258	11.765	270	9.301	11.844	1**
2010	11.630	12.891	345	11.765	13.074	315	11.844	13.188	1**
2011	12.891	12.912	239	13.074	13.127	418	13.188	13.268	1**
2012	12.912	14.009	235	13.127	14.279	434	13.268	14.461	1**
2013	14.009	15.513	205	14.279	15.852	19	14.461	16.086	1**
2014	15.513	15.995	213	15.852	16.386	15	16.086	16.676	1**
2015	15.995	15.302	180	16.386	15.715	12	16.676	16.003	1*
2016	15.302	15.807	158	15.715	16.275	12	16.003	16.630	1*

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Government Money Market
2007	2.972	3.089	1,516	3.040	3.167	975	3.042	3.176	658
2008	3.089	3.130	1,799	3.167	3.217	1,038	3.176	3.232	607
2009	3.130	3.108	1,660	3.217	3.203	807	3.232	3.224	516
2010	3.108	3.078	1,564	3.203	3.181	664	3.224	3.208	412
2011	3.078	3.048	1,068	3.181	3.158	1,367	3.208	3.192	324
2012	3.048	3.019	1,037	3.158	3.135	1,145	3.192	3.175	352
2013	3.019	2.989	857	3.135	3.112	54	3.175	3.158	338
2014	2.989	2.960	827	3.112	3.090	47	3.158	3.142	432
2015	2.960	2.932	770	3.090	3.067	42	3.142	3.125	429
2016	2.932	2.903	550	3.067	3.045	42	3.125	3.109	827
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2014	10.123	10.518	1**	10.022	10.534	1**	N/A	N/A	N/A
2015	10.518	9.607	6	10.534	9.646	1*	N/A	N/A	N/A
2016	9.607	10.464	9	9.646	10.533	7	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	10.471	10.493	1**	10.474	10.509	3	N/A	N/A	N/A
2008	10.493	7.904	1**	10.509	7.936	1**	N/A	N/A	N/A
2009	7.904	9.735	27	7.936	9.799	3	N/A	N/A	N/A
2010	9.735	10.744	33	9.799	10.841	20	N/A	N/A	N/A
2011	10.744	10.769	26	10.841	10.894	6	N/A	N/A	N/A
2012	10.769	11.573	31	10.894	11.737	13	N/A	N/A	N/A
2013	11.573	12.480	19	11.737	12.689	11	N/A	N/A	N/A
2014	12.480	12.946	36	12.689	13.196	33	N/A	N/A	N/A
2015	12.946	12.611	25	13.196	12.887	12	N/A	N/A	N/A
2016	12.611	13.039	26	12.887	13.358	6	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	9.943	10.337	3	10.227	10.353	1**	N/A	N/A	N/A
2008	10.337	7.482	36	10.353	7.512	4	N/A	N/A	N/A
2009	7.482	9.308	60	7.512	9.370	21	N/A	N/A	N/A
2010	9.308	10.324	91	9.370	10.418	36	N/A	N/A	N/A
2011	10.324	10.241	117	10.418	10.361	54	N/A	N/A	N/A
2012	10.241	10.989	131	10.361	11.145	73	N/A	N/A	N/A
2013	10.989	12.090	99	11.145	12.293	1**	N/A	N/A	N/A
2014	12.090	12.495	108	12.293	12.737	1**	N/A	N/A	N/A
2015	12.495	12.097	116	12.737	12.362	1*	N/A	N/A	N/A
2016	12.097	12.510	119	12.362	12.816	2	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	10.129	10.445	1**	10.193	10.460	3	N/A	N/A	N/A
2008	10.445	7.158	29	10.460	7.187	28	N/A	N/A	N/A
2009	7.158	9.067	68	7.187	9.126	66	N/A	N/A	N/A
2010	9.067	10.103	92	9.126	10.195	90	N/A	N/A	N/A
2011	10.103	9.945	98	10.195	10.061	153	N/A	N/A	N/A
2012	9.945	10.624	138	10.061	10.775	198	N/A	N/A	N/A
2013	10.624	11.964	183	10.775	12.164	38	N/A	N/A	N/A
2014	11.964	12.337	179	12.164	12.575	21	12.874	12.769	8
2015	12.337	11.889	206	12.575	12.149	1*	N/A	N/A	N/A
2016	11.889	12.208	212	12.149	12.507	1*	12.704	12.750	23
LVIP Managed Risk Profile 2040
2007	9.924	10.269	2	9.615	10.285	1**	N/A	N/A	N/A
2008	10.269	6.553	25	10.285	6.580	10	N/A	N/A	N/A
2009	6.553	8.495	39	6.580	8.552	45	N/A	N/A	N/A
2010	8.495	9.560	66	8.552	9.648	78	N/A	N/A	N/A
2011	9.560	9.326	75	9.648	9.436	125	N/A	N/A	N/A
2012	9.326	9.891	97	9.436	10.032	169	N/A	N/A	N/A
2013	9.891	11.412	111	10.032	11.604	3	N/A	N/A	N/A
2014	11.412	11.691	131	11.604	11.918	1**	N/A	N/A	N/A
2015	11.691	11.201	147	11.918	11.448	1*	N/A	N/A	N/A
2016	11.201	11.512	146	11.448	11.795	372	N/A	N/A	N/A

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2050
2011	9.264	9.212	1**	9.278	9.227	1**	N/A	N/A	N/A
2012	9.212	9.668	3	9.227	9.708	13	N/A	N/A	N/A
2013	9.668	11.393	12	9.708	11.470	34	N/A	N/A	N/A
2014	11.393	11.612	26	11.470	11.719	47	N/A	N/A	N/A
2015	11.612	11.065	39	11.719	11.196	77	N/A	N/A	N/A
2016	11.065	11.438	60	11.196	11.603	111	N/A	N/A	N/A
LVIP Mondrian International Value
2007	3.865	4.267	711	3.949	4.370	980	3.952	4.382	1,438
2008	4.267	2.676	759	4.370	2.748	782	4.382	2.760	1,255
2009	2.676	3.211	840	2.748	3.306	776	2.760	3.328	974
2010	3.211	3.258	862	3.306	3.362	744	3.328	3.392	845
2011	3.258	3.089	812	3.362	3.196	764	3.392	3.231	675
2012	3.089	3.353	735	3.196	3.478	753	3.231	3.522	537
2013	3.353	4.044	627	3.478	4.206	110	3.522	4.268	513
2014	4.044	3.902	548	4.206	4.068	108	4.268	4.137	483
2015	3.902	3.717	505	4.068	3.885	102	4.137	3.958	421
2016	3.717	3.827	403	3.885	4.010	85	3.958	4.094	375
LVIP SSGA Bond Index
2009	10.195	10.385	4	10.126	10.326	1**	N/A	N/A	N/A
2010	10.385	10.895	12	10.326	10.861	3	N/A	N/A	N/A
2011	10.895	11.584	27	10.861	11.577	5	N/A	N/A	N/A
2012	11.584	11.911	18	11.577	11.934	10	N/A	N/A	N/A
2013	11.911	11.490	23	11.934	11.540	11	N/A	N/A	N/A
2014	11.490	12.030	28	11.540	12.113	15	N/A	N/A	N/A
2015	12.030	11.940	11	12.113	12.053	16	N/A	N/A	N/A
2016	11.940	12.091	15	12.053	12.235	19	N/A	N/A	N/A
LVIP SSGA Emerging Markets 100
2009	10.028	13.640	20	11.762	14.287	4	N/A	N/A	N/A
2010	13.640	17.245	38	14.287	18.118	12	N/A	N/A	N/A
2011	17.245	14.523	34	18.118	15.296	21	18.177	15.377	1**
2012	14.523	16.198	35	15.296	17.103	24	15.377	17.227	3
2013	16.198	15.582	39	17.103	16.495	1**	17.227	16.648	6
2014	15.582	14.907	42	16.495	15.820	2	16.648	15.999	20
2015	14.907	12.243	46	15.820	13.026	2	15.999	13.200	20
2016	12.243	13.992	43	13.026	14.924	2	13.200	15.153	21
LVIP SSGA Global Tactical Allocation Managed Volatility
2007	12.621	13.871	190	12.672	13.963	55	12.681	14.001	1**
2008	13.871	8.176	257	13.963	8.252	69	14.001	8.290	8
2009	8.176	10.588	317	8.252	10.712	127	8.290	10.784	8
2010	10.588	11.398	372	10.712	11.561	162	10.784	11.662	1**
2011	11.398	11.310	353	11.561	11.500	195	11.662	11.624	2
2012	11.310	12.445	299	11.500	12.687	209	11.624	12.849	1**
2013	12.445	13.530	161	12.687	13.827	3	12.849	14.032	1**
2014	13.530	13.927	161	13.827	14.269	2	14.032	14.509	1**
2015	13.927	12.889	158	14.269	13.239	2	14.509	13.489	1*
2016	12.889	13.478	141	13.239	13.879	2	13.489	14.170	1*
LVIP SSGA International Index
2009	10.164	12.116	1**	10.062	12.481	1**	N/A	N/A	N/A
2010	12.116	12.841	8	12.481	13.261	2	N/A	N/A	N/A
2011	12.841	11.139	6	13.261	11.533	2	N/A	N/A	N/A
2012	11.139	13.027	8	11.533	13.522	3	N/A	N/A	N/A
2013	13.027	15.603	20	13.522	16.237	4	N/A	N/A	N/A
2014	15.603	14.545	25	16.237	15.174	1**	N/A	N/A	N/A
2015	14.545	14.224	29	15.174	14.877	1*	N/A	N/A	N/A
2016	14.224	14.223	34	14.877	14.913	14	N/A	N/A	N/A
LVIP SSGA International Managed Volatility
2016	10.191	10.146	2	10.193	10.150	4	N/A	N/A	N/A

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA S&P 500 Index
2007	10.056	9.667	1**	9.544	9.682	3	N/A	N/A	N/A
2008	9.667	6.011	28	9.682	6.035	11	N/A	N/A	N/A
2009	6.011	7.504	63	6.035	7.554	12	N/A	N/A	N/A
2010	7.504	8.524	79	7.554	8.602	14	N/A	N/A	N/A
2011	8.524	8.595	95	8.602	8.695	21	N/A	N/A	N/A
2012	8.595	9.841	85	8.695	9.981	33	N/A	N/A	N/A
2013	9.841	12.861	694	11.719	13.077	61	11.860	13.251	175
2014	12.861	14.442	678	13.077	14.721	60	13.251	14.948	151
2015	14.442	14.465	666	14.721	14.783	57	14.948	15.040	153
2016	14.465	16.005	611	14.783	16.397	57	15.040	16.716	170
LVIP SSGA Small-Cap Index
2007	9.161	9.196	1**	10.283	9.209	1**	N/A	N/A	N/A
2008	9.196	6.011	5	9.209	6.035	3	N/A	N/A	N/A
2009	6.011	7.500	8	6.035	7.549	2	N/A	N/A	N/A
2010	7.500	9.369	16	7.549	9.454	5	N/A	N/A	N/A
2011	9.369	8.852	18	9.454	8.956	7	N/A	N/A	N/A
2012	8.852	10.157	20	8.956	10.301	10	N/A	N/A	N/A
2013	10.157	13.868	136	10.301	14.100	17	12.223	14.288	43
2014	13.868	14.371	138	14.100	14.649	16	14.288	14.874	37
2015	14.371	13.557	148	14.649	13.854	16	14.874	14.095	42
2016	13.557	16.197	123	13.854	16.594	15	14.095	16.916	32
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	1.688	1.898	936	1.725	1.944	1,064	1.726	1.949	223
2008	1.898	1.075	941	1.944	1.104	799	1.949	1.109	180
2009	1.075	1.558	1,126	1.104	1.604	830	1.109	1.615	185
2010	1.558	1.980	1,216	1.604	2.043	742	1.615	2.061	191
2011	1.980	1.884	1,178	2.043	1.950	727	2.061	1.971	185
2012	1.884	2.169	1,086	1.950	2.251	667	1.971	2.279	167
2013	2.169	2.895	881	2.251	3.011	198	2.279	3.056	187
2014	2.895	3.198	839	3.011	3.335	185	3.056	3.391	174
2015	3.198	3.233	876	3.335	3.380	145	3.391	3.443	170
2016	3.233	3.443	776	3.380	3.608	136	3.443	3.683	143
LVIP Vanguard Domestic Equity ETF
2011	8.780	9.385	1**	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.385	10.674	4	10.215	10.718	4	N/A	N/A	N/A
2013	10.674	13.759	17	10.718	13.851	7	N/A	N/A	N/A
2014	13.759	15.247	30	13.851	15.387	8	N/A	N/A	N/A
2015	15.247	15.011	50	15.387	15.187	9	N/A	N/A	N/A
2016	15.011	16.623	51	15.187	16.861	13	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	8.886	8.374	1**	9.140	8.387	1**	N/A	N/A	N/A
2012	8.374	9.869	2	8.387	9.910	3	N/A	N/A	N/A
2013	9.869	11.184	16	9.910	11.259	11	N/A	N/A	N/A
2014	11.184	10.531	21	11.259	10.629	6	N/A	N/A	N/A
2015	10.531	10.094	30	10.629	10.213	8	N/A	N/A	N/A
2016	10.094	10.339	23	10.213	10.487	14	N/A	N/A	N/A
MFS VIT Utilities
2007	1.568	1.985	1,984	1.590	2.019	1,392	1.591	2.024	139
2008	1.985	1.225	2,379	2.019	1.249	1,285	2.024	1.255	228
2009	1.225	1.616	2,499	1.249	1.651	1,395	1.255	1.662	184
2010	1.616	1.820	2,474	1.651	1.865	1,211	1.662	1.881	214
2011	1.820	1.925	2,275	1.865	1.977	1,320	1.881	1.998	134
2012	1.925	2.162	2,213	1.977	2.227	1,359	1.998	2.255	118
2013	2.162	2.580	1,745	2.227	2.663	105	2.255	2.703	118
2014	2.580	2.880	1703	2.663	2.980	106	2.703	3.030	114
2015	2.880	2.437	1347	2.980	2.528	86	3.030	2.576	113
2016	2.437	2.689	1290	2.528	2.797	87	2.576	2.856	113

	Standard			1st Breakpoint			2nd Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid Cap Growth(1)
2004	9.281	10.687	88	9.394	10.844	81	N/A	N/A	N/A
2005	10.687	12.035	100	10.844	12.242	106	N/A	N/A	N/A
2006	12.035	13.665	109	12.242	13.936	119	12.649	13.945	2
2007	13.665	16.577	148	13.936	16.948	161	13.945	16.993	7
2008	16.577	9.294	153	16.948	9.526	129	16.993	9.571	7
2009	9.294	12.109	168	9.526	12.442	143	9.571	12.526	8
2010	12.109	15.476	173	12.442	15.943	133	12.526	16.082	9
2011	15.476	15.395	162	15.943	15.899	139	16.082	16.069	7
2012	15.395	17.133	152	15.899	17.739	145	16.069	17.965	8
2013	N/A	N/A	N/A	17.739	20.322	8	17.965	20.596	8
PIMCO VIT Total Return
2011	10.001	10.028	15	10.067	10.043	1**	N/A	N/A	N/A
2012	10.028	10.880	35	10.043	10.924	14	N/A	N/A	N/A
2013	10.880	10.560	23	10.924	10.630	44	N/A	N/A	N/A
2014	10.560	10.902	33	10.630	11.002	31	N/A	N/A	N/A
2015	10.902	10.842	36	11.002	10.969	32	N/A	N/A	N/A
2016	10.842	11.022	31	10.969	11.179	32	N/A	N/A	N/A
*	These values do not reflect a full year’s experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.
**	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(4)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(5)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(7)	Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(8)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

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Multi-Fund® Group
Lincoln Life Variable Annuity Account Q  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2017. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3
Capital Markets	B-3

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account Q as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,042,586, $1,916,268 and $2,195,296 to LFN and Selling Firms in 2014, 2015 and 2016, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at any time before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
•	the annuity commencement date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and Other Deductions – Surrender charge.
Systematic Transfer—This service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Cross-Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Variable Annuity Account Q

Lincoln Life Variable Annuity Account Q

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$1,390,011	$478	$1,390,489	$—	$68	$1,390,421
American Funds Global Growth Fund Class 2	6,445,123	—	6,445,123	24,903	290	6,419,930
American Funds Growth Fund Class 2	30,261,705	—	30,261,705	117,237	1,304	30,143,164
American Funds Growth-Income Fund Class 2	20,370,531	—	20,370,531	29,596	815	20,340,120
American Funds International Fund Class 2	10,168,276	—	10,168,276	25,146	437	10,142,693
BlackRock Global Allocation V.I. Fund Class I	1,932,903	751	1,933,654	—	92	1,933,562
Delaware VIP Diversified Income Series Standard Class	6,388,564	666	6,389,230	—	284	6,388,946
Delaware VIP High Yield Series Standard Class	2,539,391	368	2,539,759	—	113	2,539,646
Delaware VIP REIT Series Standard Class	7,763,173	—	7,763,173	4,989	362	7,757,822
Delaware VIP Small Cap Value Series Service Class	9,488,348	—	9,488,348	138,750	444	9,349,154
Delaware VIP Smid Cap Growth Series Standard Class	8,046,175	913	8,047,088	—	351	8,046,737
Delaware VIP Value Series Standard Class	10,866,117	1,112	10,867,229	—	423	10,866,806
Deutsche Alternative Asset Allocation VIP Portfolio Class A	220,589	—	220,589	5	11	220,573
Fidelity VIP Contrafund Portfolio Service Class	14,963,596	—	14,963,596	24,774	661	14,938,161
Fidelity VIP Growth Portfolio Service Class	5,175,933	435	5,176,368	—	248	5,176,120
LVIP Baron Growth Opportunities Fund Service Class	6,428,849	842	6,429,691	—	304	6,429,387
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	5,060,635	230	5,060,865	—	214	5,060,651
LVIP BlackRock Inflation Protected Bond Fund Standard Class	514,489	103	514,592	—	25	514,567
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	3,881,615	285	3,881,900	—	165	3,881,735
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	65,100	—	65,100	—	3	65,097
LVIP Clarion Global Real Estate Fund Standard Class	585,544	—	585,544	2,803	26	582,715
LVIP Delaware Bond Fund Standard Class	11,313,446	—	11,313,446	423	444	11,312,579
LVIP Delaware Diversified Floating Rate Fund Service Class	79,396	—	79,396	1	4	79,391
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,875,654	293	3,875,947	—	176	3,875,771
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	3,772,725	540	3,773,265	—	145	3,773,120
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	2,130,354	375	2,130,729	—	92	2,130,637
LVIP Delaware Social Awareness Fund Standard Class	12,487,995	—	12,487,995	114,280	512	12,373,203
LVIP Delaware Special Opportunities Fund Standard Class	10,664,756	1,192	10,665,948	—	464	10,665,484
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	8,540,885	235	8,541,120	—	342	8,540,778
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	14,168	1	14,169	—	1	14,168
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,410,824	131	3,410,955	—	156	3,410,799
LVIP Global Growth Allocation Managed Risk Fund Standard Class	12,223,908	1,765	12,225,673	—	547	12,225,126

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Income Fund Standard Class	$278,598	$23	$278,621	$—	$13	$278,608
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	7,582,723	1,296	7,584,019	—	345	7,583,674
LVIP Government Money Market Fund Standard Class	6,114,233	—	6,114,233	32,075	245	6,081,913
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	166,339	75	166,414	—	8	166,406
LVIP Managed Risk Profile 2010 Fund Standard Class	418,275	—	418,275	12	22	418,241
LVIP Managed Risk Profile 2020 Fund Standard Class	3,487,020	330	3,487,350	—	164	3,487,186
LVIP Managed Risk Profile 2030 Fund Standard Class	7,025,772	1,070	7,026,842	—	321	7,026,521
LVIP Managed Risk Profile 2040 Fund Standard Class	6,058,997	1,398	6,060,395	—	271	6,060,124
LVIP Managed Risk Profile 2050 Fund Standard Class	1,981,400	2,235	1,983,635	—	91	1,983,544
LVIP Mondrian International Value Fund Standard Class	5,419,613	—	5,419,613	3,132	226	5,416,255
LVIP SSGA Bond Index Fund Standard Class	413,152	—	413,152	2	19	413,131
LVIP SSGA Emerging Markets 100 Fund Standard Class	1,330,238	—	1,330,238	916	59	1,329,263
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	5,198,580	—	5,198,580	539	239	5,197,802
LVIP SSGA International Index Fund Standard Class	693,083	—	693,083	1,524	35	691,524
LVIP SSGA International Managed Volatility Fund Standard Class	53,681	1,831	55,512	—	2	55,510
LVIP SSGA S&P 500 Index Fund Standard Class	21,725,551	4,053	21,729,604	—	999	21,728,605
LVIP SSGA Small-Cap Index Fund Standard Class	4,501,266	28,218	4,529,484	—	206	4,529,278
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	5,556,926	—	5,556,926	1,092	260	5,555,574
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,058,868	19	1,058,887	—	55	1,058,832
LVIP Vanguard International Equity ETF Fund Service Class	385,729	—	385,729	1,776	19	383,934
MFS VIT Utilities Series Initial Class	7,677,829	—	7,677,829	3,323	360	7,674,146
PIMCO VIT Total Return Portfolio Administrative Class	692,416	161	692,577	—	33	692,544

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$(12,500)	$(12,500)	$41,436	$—	$41,436	$(58,476)	$(29,540)
American Funds Global Growth Fund Class 2	59,953	(53,802)	6,151	59,452	556,335	615,787	(646,520)	(24,582)
American Funds Growth Fund Class 2	227,891	(234,109)	(6,218)	452,263	2,705,254	3,157,517	(667,879)	2,483,420
American Funds Growth-Income Fund Class 2	287,912	(140,639)	147,273	160,080	2,144,236	2,304,316	(448,378)	2,003,211
American Funds International Fund Class 2	142,530	(82,664)	59,866	(100,081)	901,872	801,791	(589,542)	272,115
BlackRock Global Allocation V.I. Fund Class I	24,687	(16,638)	8,049	(32,577)	—	(32,577)	83,617	59,089
Delaware VIP Diversified Income Series Standard Class	230,817	(54,849)	175,968	(5,934)	—	(5,934)	13,996	184,030
Delaware VIP High Yield Series Standard Class	166,396	(19,482)	146,914	(64,946)	—	(64,946)	193,314	275,282
Delaware VIP REIT Series Standard Class	97,283	(67,234)	30,049	217,059	466,303	683,362	(365,705)	347,706
Delaware VIP Small Cap Value Series Service Class	59,339	(69,976)	(10,637)	89,669	738,789	828,458	1,399,232	2,217,053
Delaware VIP Smid Cap Growth Series Standard Class	18,139	(62,476)	(44,337)	108,386	1,004,621	1,113,007	(508,831)	559,839
Delaware VIP Value Series Standard Class	203,499	(73,491)	130,008	348,391	934,166	1,282,557	(78,176)	1,334,389
Deutsche Alternative Asset Allocation VIP Portfolio Class A	4,330	(1,828)	2,502	(1,056)	—	(1,056)	6,792	8,238
Fidelity VIP Contrafund Portfolio Service Class	105,386	(116,559)	(11,173)	277,938	1,133,653	1,411,591	(429,434)	970,984
Fidelity VIP Growth Portfolio Service Class	—	(43,775)	(43,775)	188,630	469,030	657,660	(619,564)	(5,679)
LVIP Baron Growth Opportunities Fund Service Class	33,239	(58,028)	(24,789)	240,441	470,982	711,423	(396,454)	290,180
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	91,967	(40,969)	50,998	144,235	—	144,235	341,174	536,407
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,085	(333)	1,752	(9,089)	—	(9,089)	10,187	2,850
LVIP BlackRock Inflation Protected Bond Fund Standard Class	6,952	(4,809)	2,143	(17,687)	—	(17,687)	29,432	13,888
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	18,073	(30,777)	(12,704)	188,838	—	188,838	(277,792)	(101,658)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(234)	(234)	(196)	575	379	1,059	1,204
LVIP Clarion Global Real Estate Fund Standard Class	24,716	(4,763)	19,953	8,791	—	8,791	(27,818)	926
LVIP Delaware Bond Fund Standard Class	315,356	(85,225)	230,131	54,512	127,429	181,941	(178,537)	233,535
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(664)	(664)	(348)	—	(348)	1,800	788
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	66,407	(31,652)	34,755	28,480	332,469	360,949	(221,196)	174,508
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	95,380	(27,664)	67,716	(37,088)	141,058	103,970	(15,233)	156,453
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	40,297	(16,499)	23,798	(37,089)	102,477	65,388	759	89,945
LVIP Delaware Social Awareness Fund Standard Class	190,855	(89,929)	100,926	133,333	1,539,062	1,672,395	(1,071,061)	702,260
LVIP Delaware Special Opportunities Fund Standard Class	166,833	(76,754)	90,079	69,217	1,407,055	1,476,272	189,154	1,755,505
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	135,475	(58,104)	77,371	25,925	2,869,079	2,895,004	(1,947,665)	1,024,710
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	214	(87)	127	(276)	—	(276)	523	374
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	75,986	(28,640)	47,346	37,662	53,187	90,849	(165)	138,030
LVIP Global Growth Allocation Managed Risk Fund Standard Class	236,871	(100,594)	136,277	156,780	—	156,780	173,845	466,902
LVIP Global Income Fund Standard Class	—	(2,675)	(2,675)	(8,446)	1,309	(7,137)	8,269	(1,543)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	139,106	(64,111)	74,995	107,885	86,084	193,969	(5,473)	263,491
LVIP Government Money Market Fund Standard Class	1,650	(42,938)	(41,288)	—	—	—	—	(41,288)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,189	(1,508)	(319)	1,438	—	1,438	14,419	15,538
LVIP Managed Risk Profile 2010 Fund Standard Class	8,159	(4,256)	3,903	(3,803)	16,088	12,285	934	17,122
LVIP Managed Risk Profile 2020 Fund Standard Class	70,317	(28,522)	41,795	2,006	81,895	83,901	(10,447)	115,249
LVIP Managed Risk Profile 2030 Fund Standard Class	137,498	(52,452)	85,046	(5,356)	148,426	143,070	(50,655)	177,461
LVIP Managed Risk Profile 2040 Fund Standard Class	113,440	(43,884)	69,556	(5,410)	107,178	101,768	(8,642)	162,682
LVIP Managed Risk Profile 2050 Fund Standard Class	37,120	(13,268)	23,852	(12,549)	10,781	(1,768)	41,678	63,762
LVIP Mondrian International Value Fund Standard Class	160,734	(42,272)	118,462	(95,792)	191,804	96,012	(49,594)	164,880
LVIP SSGA Bond Index Fund Standard Class	9,196	(3,161)	6,035	542	—	542	(3,521)	3,056
LVIP SSGA Emerging Markets 100 Fund Standard Class	35,976	(9,578)	26,398	(108,750)	—	(108,750)	231,157	148,805
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	101,499	(45,634)	55,865	6,535	—	6,535	186,011	248,411
LVIP SSGA International Index Fund Standard Class	21,139	(5,946)	15,193	(4,972)	—	(4,972)	(6,323)	3,898
LVIP SSGA International Managed Volatility Fund Standard Class	533	(26)	507	—	—	—	(708)	(201)
LVIP SSGA S&P 500 Index Fund Standard Class	422,718	(168,868)	253,850	395,242	284,832	680,074	1,154,823	2,088,747
LVIP SSGA Small-Cap Index Fund Standard Class	56,076	(32,599)	23,477	12,463	86,301	98,764	582,838	705,079
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	16,037	(45,988)	(29,951)	255,266	275,555	530,821	(178,860)	322,010
LVIP Vanguard Domestic Equity ETF Fund Service Class	14,359	(8,319)	6,040	3,869	3,138	7,007	71,986	85,033
LVIP Vanguard International Equity ETF Fund Service Class	7,940	(2,943)	4,997	(21,519)	—	(21,519)	16,210	(312)
MFS VIT Utilities Series Initial Class	296,590	(64,910)	231,680	(22,963)	174,990	152,027	349,040	732,747
PIMCO VIT Total Return Portfolio Administrative Class	15,310	(6,466)	8,844	(9,785)	—	(9,785)	13,532	12,591

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,438,245	$6,814,090	$31,451,797	$20,732,540	$11,420,028	$2,171,606	$7,572,093
Changes From Operations:
• Net investment income (loss)	(13,470)	13,835	(60,812)	112,552	81,219	4,621	170,608
• Net realized gain (loss) on investments	40,052	866,348	7,683,232	3,685,808	851,979	107,259	104,921
• Net change in unrealized appreciation or depreciation on investments	(127)	(468,781)	(5,741,934)	(3,620,566)	(1,547,705)	(142,338)	(409,653)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,455	411,402	1,880,486	177,794	(614,507)	(30,458)	(134,124)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	148,576	614,845	1,498,930	1,205,093	826,589	250,322	525,929
• Contract withdrawals	(159,071)	(702,472)	(3,140,424)	(2,701,421)	(1,203,348)	(283,418)	(1,158,292)
• Contract transfers	53,637	(119,669)	(1,078,745)	(61,201)	404,419	(98,349)	80,099
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43,142	(207,296)	(2,720,239)	(1,557,529)	27,660	(131,445)	(552,264)
TOTAL INCREASE (DECREASE) IN NET ASSETS	69,597	204,106	(839,753)	(1,379,735)	(586,847)	(161,903)	(686,388)
NET ASSETS AT DECEMBER 31, 2015	1,507,842	7,018,196	30,612,044	19,352,805	10,833,181	2,009,703	6,885,705
Changes From Operations:
• Net investment income (loss)	(12,500)	6,151	(6,218)	147,273	59,866	8,049	175,968
• Net realized gain (loss) on investments	41,436	615,787	3,157,517	2,304,316	801,791	(32,577)	(5,934)
• Net change in unrealized appreciation or depreciation on investments	(58,476)	(646,520)	(667,879)	(448,378)	(589,542)	83,617	13,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,540)	(24,582)	2,483,420	2,003,211	272,115	59,089	184,030
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	144,696	560,725	1,394,702	1,125,725	683,036	218,220	407,706
• Contract withdrawals	(158,169)	(704,063)	(3,191,186)	(1,670,799)	(1,177,471)	(253,553)	(844,997)
• Contract transfers	(74,408)	(430,346)	(1,155,816)	(470,822)	(468,168)	(99,897)	(243,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(87,881)	(573,684)	(2,952,300)	(1,015,896)	(962,603)	(135,230)	(680,789)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,421)	(598,266)	(468,880)	987,315	(690,488)	(76,141)	(496,759)
NET ASSETS AT DECEMBER 31, 2016	$1,390,421	$6,419,930	$30,143,164	$20,340,120	$10,142,693	$1,933,562	$6,388,946

See accompanying notes.

	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,722,034	$7,835,402	$9,110,177	$7,251,853	$10,994,048	$177,773
Changes From Operations:
• Net investment income (loss)	158,695	26,214	(34,377)	(33,199)	107,555	3,752
• Net realized gain (loss) on investments	321	262,669	1,151,634	811,478	563,085	(1,215)
• Net change in unrealized appreciation or depreciation on investments	(352,791)	(82,877)	(1,727,019)	(299,804)	(782,352)	(15,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(193,775)	206,006	(609,762)	478,475	(111,712)	(13,415)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	284,867	561,600	580,761	410,957	446,197	38,717
• Contract withdrawals	(242,534)	(802,168)	(954,994)	(509,601)	(969,386)	(28,278)
• Contract transfers	(172,776)	(117,083)	(183,138)	188,527	(239,052)	(1,928)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,443)	(357,651)	(557,371)	89,883	(762,241)	8,511
TOTAL INCREASE (DECREASE) IN NET ASSETS	(324,218)	(151,645)	(1,167,133)	568,358	(873,953)	(4,904)
NET ASSETS AT DECEMBER 31, 2015	2,397,816	7,683,757	7,943,044	7,820,211	10,120,095	172,869
Changes From Operations:
• Net investment income (loss)	146,914	30,049	(10,637)	(44,337)	130,008	2,502
• Net realized gain (loss) on investments	(64,946)	683,362	828,458	1,113,007	1,282,557	(1,056)
• Net change in unrealized appreciation or depreciation on investments	193,314	(365,705)	1,399,232	(508,831)	(78,176)	6,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	275,282	347,706	2,217,053	559,839	1,334,389	8,238
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	259,391	578,291	513,043	462,308	394,028	46,350
• Contract withdrawals	(255,413)	(866,206)	(1,299,244)	(695,861)	(845,548)	(801)
• Contract transfers	(137,430)	14,274	(24,742)	(99,760)	(136,158)	(6,083)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(133,452)	(273,641)	(810,943)	(333,313)	(587,678)	39,466
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,830	74,065	1,406,110	226,526	746,711	47,704
NET ASSETS AT DECEMBER 31, 2016	$2,539,646	$7,757,822	$9,349,154	$8,046,737	$10,866,806	$220,573

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$16,292,497	$4,877,283	$8,029,500	$6,310,300	$31,185	$859,162
Changes From Operations:
• Net investment income (loss)	—	15,528	(36,627)	(67,970)	52,354	376	2,225
• Net realized gain (loss) on investments	—	2,094,113	355,793	1,046,275	129,747	(735)	(20,443)
• Net change in unrealized appreciation or depreciation on investments	—	(2,119,742)	(18,619)	(1,388,847)	(530,050)	(6,982)	(3,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(10,101)	300,547	(410,542)	(347,949)	(7,341)	(21,336)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,093,104	553,771	542,056	288,465	22,686	107,525
• Contract withdrawals	—	(1,815,228)	(452,584)	(793,378)	(574,855)	(2)	(236,298)
• Contract transfers	—	(584,519)	(34,751)	(425,303)	(199,275)	(132)	(108,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(1,306,643)	66,436	(676,625)	(485,665)	22,552	(237,722)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,316,744)	366,983	(1,087,167)	(833,614)	15,211	(259,058)
NET ASSETS AT DECEMBER 31, 2015	—	14,975,753	5,244,266	6,942,333	5,476,686	46,396	600,104
Changes From Operations:
• Net investment income (loss)	—	(11,173)	(43,775)	(24,789)	50,998	1,752	2,143
• Net realized gain (loss) on investments	—	1,411,591	657,660	711,423	144,235	(9,089)	(17,687)
• Net change in unrealized appreciation or depreciation on investments	—	(429,434)	(619,564)	(396,454)	341,174	10,187	29,432
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	970,984	(5,679)	290,180	536,407	2,850	13,888
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	2	955,272	541,803	482,456	246,811	21,058	97,645
• Contract withdrawals	—	(1,577,253)	(586,011)	(866,983)	(1,091,938)	(9,458)	(152,894)
• Contract transfers	(2)	(386,595)	(18,259)	(418,599)	(107,315)	(60,846)	(44,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(1,008,576)	(62,467)	(803,126)	(952,442)	(49,246)	(99,425)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(37,592)	(68,146)	(512,946)	(416,035)	(46,396)	(85,537)
NET ASSETS AT DECEMBER 31, 2016	$—	$14,938,161	$5,176,120	$6,429,387	$5,060,651	$—	$514,567

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,577,558	$2,493	$593,405	$12,585,467	$77,560	$3,729,400
Changes From Operations:
• Net investment income (loss)	(34,711)	(57)	13,438	188,220	271	36,922
• Net realized gain (loss) on investments	125,606	128	20,692	154,525	(187)	183,751
• Net change in unrealized appreciation or depreciation on investments	(62,756)	(790)	(48,406)	(374,076)	(1,466)	(307,843)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,139	(719)	(14,276)	(31,331)	(1,382)	(87,170)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	169,451	8,641	91,226	650,038	14,589	573,733
• Contract withdrawals	(304,641)	(6)	(84,744)	(1,106,143)	(21,277)	(329,336)
• Contract transfers	(63,070)	961	(12,645)	(521,205)	2,552	(43,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(198,260)	9,596	(6,163)	(977,310)	(4,136)	200,793
TOTAL INCREASE (DECREASE) IN NET ASSETS	(170,121)	8,877	(20,439)	(1,008,641)	(5,518)	113,623
NET ASSETS AT DECEMBER 31, 2015	4,407,437	11,370	572,966	11,576,826	72,042	3,843,023
Changes From Operations:
• Net investment income (loss)	(12,704)	(234)	19,953	230,131	(664)	34,755
• Net realized gain (loss) on investments	188,838	379	8,791	181,941	(348)	360,949
• Net change in unrealized appreciation or depreciation on investments	(277,792)	1,059	(27,818)	(178,537)	1,800	(221,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(101,658)	1,204	926	233,535	788	174,508
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	159,355	16,849	76,929	546,319	12,207	546,948
• Contract withdrawals	(535,314)	(14)	(38,473)	(953,511)	(8,728)	(431,129)
• Contract transfers	(48,085)	35,688	(29,633)	(90,590)	3,082	(257,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(424,044)	52,523	8,823	(497,782)	6,561	(141,760)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(525,702)	53,727	9,749	(264,247)	7,349	32,748
NET ASSETS AT DECEMBER 31, 2016	$3,881,735	$65,097	$582,715	$11,312,579	$79,391	$3,875,771

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Foundation Conservative Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,957,608	$1,572,824	$13,140,847	$10,966,362	$9,720,878	$7,371	$3,668,272
Changes From Operations:
• Net investment income (loss)	83,768	34,331	90,122	41,143	72,875	51	45,850
• Net realized gain (loss) on investments	206,058	72,510	1,787,913	1,005,256	1,346,166	(155)	107,699
• Net change in unrealized appreciation or depreciation on investments	(330,103)	(162,091)	(2,060,057)	(1,049,181)	(1,630,597)	(672)	(257,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,277)	(55,250)	(182,022)	(2,782)	(211,556)	(776)	(104,399)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	204,290	579,654	724,744	452,338	243,973	2,418	530,645
• Contract withdrawals	(608,892)	(141,082)	(1,044,882)	(952,180)	(1,165,740)	(1,288)	(445,946)
• Contract transfers	(491,022)	241,314	(424,795)	(874,942)	(552,289)	—	(109,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(895,624)	679,886	(744,933)	(1,374,784)	(1,474,056)	1,130	(25,193)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(935,901)	624,636	(926,955)	(1,377,566)	(1,685,612)	354	(129,592)
NET ASSETS AT DECEMBER 31, 2015	4,021,707	2,197,460	12,213,892	9,588,796	8,035,266	7,725	3,538,680
Changes From Operations:
• Net investment income (loss)	67,716	23,798	100,926	90,079	77,371	127	47,346
• Net realized gain (loss) on investments	103,970	65,388	1,672,395	1,476,272	2,895,004	(276)	90,849
• Net change in unrealized appreciation or depreciation on investments	(15,233)	759	(1,071,061)	189,154	(1,947,665)	523	(165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	156,453	89,945	702,260	1,755,505	1,024,710	374	138,030
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	192,376	708,010	679,433	422,200	261,398	6,209	422,874
• Contract withdrawals	(336,972)	(464,368)	(940,563)	(894,837)	(722,972)	(197)	(494,459)
• Contract transfers	(260,444)	(400,410)	(281,819)	(206,180)	(57,624)	57	(194,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(405,040)	(156,768)	(542,949)	(678,817)	(519,198)	6,069	(265,911)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,587)	(66,823)	159,311	1,076,688	505,512	6,443	(127,881)
NET ASSETS AT DECEMBER 31, 2016	$3,773,120	$2,130,637	$12,373,203	$10,665,484	$8,540,778	$14,168	$3,410,799
See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$13,469,144	$347,149	$9,062,965	$6,057,719	$9,283	$909,305
Changes From Operations:
• Net investment income (loss)	144,710	8,430	88,536	(45,987)	654	3,450
• Net realized gain (loss) on investments	251,788	1,222	270,467	—	(154)	49,681
• Net change in unrealized appreciation or depreciation on investments	(994,832)	(20,287)	(696,372)	—	(8,046)	(58,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(598,334)	(10,635)	(337,369)	(45,987)	(7,546)	(5,849)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	1,493,635	46,689	947,335	730,638	136,702	70,532
• Contract withdrawals	(1,133,849)	(45,986)	(1,471,367)	(1,070,061)	(2,811)	(506,222)
• Contract transfers	(737,676)	13,305	(431,703)	(130,881)	21,428	(723)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(377,890)	14,008	(955,735)	(470,304)	155,319	(436,413)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(976,224)	3,373	(1,293,104)	(516,291)	147,773	(442,262)
NET ASSETS AT DECEMBER 31, 2015	12,492,920	350,522	7,769,861	5,541,428	157,056	467,043
Changes From Operations:
• Net investment income (loss)	136,277	(2,675)	74,995	(41,288)	(319)	3,903
• Net realized gain (loss) on investments	156,780	(7,137)	193,969	—	1,438	12,285
• Net change in unrealized appreciation or depreciation on investments	173,845	8,269	(5,473)	—	14,419	934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	466,902	(1,543)	263,491	(41,288)	15,538	17,122
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	1,232,187	44,914	844,660	801,771	53,891	55,576
• Contract withdrawals	(914,507)	(101,209)	(784,367)	(1,060,928)	(70,356)	(108,521)
• Contract transfers	(1,052,376)	(14,076)	(509,971)	840,930	10,277	(12,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(734,696)	(70,371)	(449,678)	581,773	(6,188)	(65,924)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(267,794)	(71,914)	(186,187)	540,485	9,350	(48,802)
NET ASSETS AT DECEMBER 31, 2016	$12,225,126	$278,608	$7,583,674	$6,081,913	$166,406	$418,241

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,454,216	$6,063,838	$4,305,794	$846,702	$6,706,337	$512,245	$1,293,037
Changes From Operations:
• Net investment income (loss)	42,159	58,198	49,542	12,033	133,091	5,393	46,593
• Net realized gain (loss) on investments	126,510	440,625	355,579	(3,841)	48,479	3,444	(28,393)
• Net change in unrealized appreciation or depreciation on investments	(246,557)	(721,442)	(607,243)	(71,470)	(416,469)	(8,327)	(267,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,888)	(222,619)	(202,122)	(63,278)	(234,899)	510	(249,399)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	1,270,732	1,192,662	1,375,679	635,986	328,057	60,275	218,473
• Contract withdrawals	(354,498)	(536,727)	(411,989)	(110,086)	(589,882)	(232,897)	(134,595)
• Contract transfers	80,908	(471,371)	(90,078)	(13,226)	(450,490)	(12,381)	29,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	997,142	184,564	873,612	512,674	(712,315)	(185,003)	113,368
TOTAL INCREASE (DECREASE) IN NET ASSETS	919,254	(38,055)	671,490	449,396	(947,214)	(184,493)	(136,031)
NET ASSETS AT DECEMBER 31, 2015	3,373,470	6,025,783	4,977,284	1,296,098	5,759,123	327,752	1,157,006
Changes From Operations:
• Net investment income (loss)	41,795	85,046	69,556	23,852	118,462	6,035	26,398
• Net realized gain (loss) on investments	83,901	143,070	101,768	(1,768)	96,012	542	(108,750)
• Net change in unrealized appreciation or depreciation on investments	(10,447)	(50,655)	(8,642)	41,678	(49,594)	(3,521)	231,157
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	115,249	177,461	162,682	63,762	164,880	3,056	148,805
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	434,357	1,320,306	1,405,906	743,861	272,903	61,561	167,377
• Contract withdrawals	(354,685)	(808,753)	(595,904)	(105,794)	(657,705)	(14,785)	(190,482)
• Contract transfers	(81,205)	311,724	110,156	(14,383)	(122,946)	35,547	46,557
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,533)	823,277	920,158	623,684	(507,748)	82,323	23,452
TOTAL INCREASE (DECREASE) IN NET ASSETS	113,716	1,000,738	1,082,840	687,446	(342,868)	85,379	172,257
NET ASSETS AT DECEMBER 31, 2016	$3,487,186	$7,026,521	$6,060,124	$1,983,544	$5,416,255	$413,131	$1,329,263

See accompanying notes.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,153,988	$466,550	$—	$18,835,884	$3,896,578	$5,480,646
Changes From Operations:
• Net investment income (loss)	134,741	10,277	—	214,198	5,289	(41,358)
• Net realized gain (loss) on investments	29,932	(765)	—	542,861	185,651	599,126
• Net change in unrealized appreciation or depreciation on investments	(625,916)	(28,738)	—	(713,275)	(416,864)	(486,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(461,243)	(19,226)	—	43,784	(225,924)	71,038
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	574,626	149,730	—	1,990,995	505,913	555,829
• Contract withdrawals	(170,281)	(49,273)	—	(1,702,247)	(195,464)	(551,966)
• Contract transfers	(277,063)	59,383	—	384,846	78,039	75,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	127,282	159,840	—	673,594	388,488	79,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	(333,961)	140,614	—	717,378	162,564	150,087
NET ASSETS AT DECEMBER 31, 2015	5,820,027	607,164	—	19,553,262	4,059,142	5,630,733
Changes From Operations:
• Net investment income (loss)	55,865	15,193	507	253,850	23,477	(29,951)
• Net realized gain (loss) on investments	6,535	(4,972)	—	680,074	98,764	530,821
• Net change in unrealized appreciation or depreciation on investments	186,011	(6,323)	(708)	1,154,823	582,838	(178,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,411	3,898	(201)	2,088,747	705,079	322,010
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	506,264	112,386	3,428	1,964,957	339,152	475,290
• Contract withdrawals	(808,319)	(27,023)	(2)	(2,368,532)	(394,312)	(886,187)
• Contract transfers	(568,581)	(4,901)	52,285	490,171	(179,783)	13,728
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(870,636)	80,462	55,711	86,596	(234,943)	(397,169)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(622,225)	84,360	55,510	2,175,343	470,136	(75,159)
NET ASSETS AT DECEMBER 31, 2016	$5,197,802	$691,524	$55,510	$21,728,605	$4,529,278	$5,555,574

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	PIMCO VIT Total Return Portfolio Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$593,005	$289,483	$8,957,895	$702,227
Changes From Operations:
• Net investment income (loss)	5,224	5,036	265,382	30,849
• Net realized gain (loss) on investments	7,843	157	830,680	6,930
• Net change in unrealized appreciation or depreciation on investments	(25,999)	(21,756)	(2,361,111)	(41,283)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,932)	(16,563)	(1,265,049)	(3,504)
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	392,814	135,165	674,452	124,962
• Contract withdrawals	(67,651)	(49,879)	(887,786)	(135,635)
• Contract transfers	(9,942)	30,714	(479,170)	55,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	315,221	116,000	(692,504)	44,772
TOTAL INCREASE (DECREASE) IN NET ASSETS	302,289	99,437	(1,957,553)	41,268
NET ASSETS AT DECEMBER 31, 2015	895,294	388,920	7,000,342	743,495
Changes From Operations:
• Net investment income (loss)	6,040	4,997	231,680	8,844
• Net realized gain (loss) on investments	7,007	(21,519)	152,027	(9,785)
• Net change in unrealized appreciation or depreciation on investments	71,986	16,210	349,040	13,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,033	(312)	732,747	12,591
Change From Unit Transactions:
Accumulation Units:
• Contract purchases	217,849	118,419	641,222	99,520
• Contract withdrawals	(198,766)	(175,188)	(644,977)	(144,783)
• Contract transfers	59,422	52,095	(55,188)	(18,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	78,505	(4,674)	(58,943)	(63,542)
TOTAL INCREASE (DECREASE) IN NET ASSETS	163,538	(4,986)	673,804	(50,951)
NET ASSETS AT DECEMBER 31, 2016	$1,058,832	$383,934	$7,674,146	$692,544

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account Q (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account offers only one product, Multi-Fund® Group Variable Annuity (GVA), at multiple fee rates. The product offers a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000, but less than $100,000,000, and a further reduction for accounts with a value greater than or equal to $100,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of fifty-nine mutual funds (the Funds) of twelve open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class B**

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I**

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A**

Deutsche Small Cap Index VIP Portfolio Class A**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class

LVIP Delaware Foundation Moderate Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Government Money Market Fund Standard Class

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Service Class

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Utilities Series Initial Class

Neuberger Berman Advisors Management Trust (NB AMT):

NB AMT Mid Cap Growth Portfolio I Class**

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT Total Return Portfolio Administrative Class

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows:

•  Multi-Fund® GVA with account value greater than or equal to $100,000,000 at a daily rate of .0015068493% (.550% on an annual basis).

•  Multi-Fund® GVA with account value greater than or equal to $5,000,000, but less than $100,000,000, at a daily rate of .0020547945% (.750% on an annual basis).

•  Multi-Fund® GVA with account value less than $5,000,000 at a daily rate of .00274521% (1.002% on an annual basis).

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $83,450 and $118,025, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		0.550%	1.002%	$6.01	$6.40	226,957	$1,390,421	-1.86%	-1.42%	0.00%
	2015		0.550%	1.002%	6.13	6.49	242,174	1,507,842	1.62%	2.08%	0.00%
	2014		0.550%	1.002%	6.03	6.36	235,288	1,438,245	3.76%	4.23%	0.00%
	2013		0.550%	1.002%	5.81	6.10	258,417	1,523,796	21.70%	22.25%	0.02%
	2012		0.550%	1.002%	4.77	4.99	289,949	1,404,539	12.11%	12.62%	0.00%
AB VPS Growth and Income Portfolio Class B
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.22%
	2012		0.550%	1.002%	13.20	13.66	191,241	2,546,483	16.08%	16.60%	1.35%
American Century VP Inflation Protection Fund Class I
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.54%
	2012		0.750%	1.002%	13.08	13.20	91,154	1,196,234	6.48%	6.74%	2.89%
American Funds Global Growth Fund Class 2
	2016		0.550%	1.002%	24.62	25.94	255,120	6,419,930	-0.38%	0.07%	0.84%
	2015		0.550%	1.002%	24.71	25.93	278,500	7,018,196	5.87%	6.35%	1.02%
	2014		0.550%	1.002%	23.34	24.38	286,654	6,814,090	1.29%	1.75%	1.16%
	2013		0.550%	1.002%	23.04	23.96	312,089	7,316,309	27.89%	28.47%	1.26%
	2012		0.550%	1.002%	18.02	18.65	325,977	5,967,016	21.34%	21.89%	0.88%
American Funds Growth Fund Class 2
	2016		0.550%	1.002%	19.27	20.51	1,514,930	30,143,164	8.40%	8.89%	0.70%
	2015		0.550%	1.002%	17.77	18.84	1,672,871	30,612,044	5.79%	6.27%	0.59%
	2014		0.550%	1.002%	16.80	17.72	1,822,116	31,451,797	7.43%	7.91%	0.78%
	2013		0.550%	1.002%	15.64	16.42	1,994,250	31,995,008	28.81%	29.39%	0.92%
	2012		0.550%	1.002%	12.14	12.69	2,267,246	28,182,848	16.72%	17.24%	0.78%
American Funds Growth-Income Fund Class 2
	2016		0.550%	1.002%	21.84	23.01	901,781	20,340,120	10.41%	10.91%	1.36%
	2015		0.550%	1.002%	19.78	20.75	949,543	19,352,805	0.44%	0.90%	1.28%
	2014		0.550%	1.002%	19.69	20.56	1,024,866	20,732,540	9.53%	10.03%	1.27%
	2013		0.550%	1.002%	17.98	18.69	1,132,219	20,861,503	32.17%	32.77%	1.37%
	2012		0.550%	1.002%	13.60	14.08	1,193,628	16,598,756	16.31%	16.84%	1.60%
American Funds International Fund Class 2
	2016		0.550%	1.002%	13.83	14.72	710,419	10,142,693	2.50%	2.96%	1.25%
	2015		0.550%	1.002%	13.49	14.30	780,549	10,833,181	-5.48%	-5.05%	1.51%
	2014		0.550%	1.002%	14.27	15.06	780,614	11,420,028	-3.62%	-3.19%	1.36%
	2013		0.550%	1.002%	14.81	15.56	852,389	12,922,128	20.42%	20.97%	1.34%
	2012		0.550%	1.002%	12.30	12.86	933,666	11,729,629	16.73%	17.26%	1.51%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund Class I
	2016		0.750%	1.002%	$15.08	$15.69	125,688	$1,933,562	3.08%	3.34%	1.20%
	2015		0.750%	1.002%	14.63	15.18	134,974	2,009,703	-1.70%	-1.45%	1.10%
	2014		0.750%	1.002%	14.88	15.41	143,680	2,171,606	1.09%	1.35%	2.13%
	2013		0.750%	1.002%	14.72	15.20	161,044	2,414,189	13.61%	13.90%	1.25%
	2012		0.750%	1.002%	12.96	13.35	138,602	1,827,012	9.18%	9.46%	1.80%
Delaware VIP Diversified Income Series Standard Class
	2016		0.550%	1.002%	17.83	18.79	350,198	6,388,946	2.49%	2.95%	3.15%
	2015		0.550%	1.002%	17.40	18.25	387,558	6,885,705	-2.07%	-1.62%	3.14%
	2014		0.550%	1.002%	17.77	18.55	418,111	7,572,093	4.27%	4.74%	2.29%
	2013		0.550%	1.002%	17.04	17.71	480,920	8,345,305	-2.25%	-1.80%	2.47%
	2012		0.550%	1.002%	17.43	18.04	558,592	9,893,239	6.13%	6.61%	3.07%
Delaware VIP High Yield Series Standard Class
	2016		0.550%	1.002%	19.24	20.22	129,206	2,539,646	12.03%	12.54%	6.31%
	2015		0.550%	1.002%	17.17	17.97	136,724	2,397,816	-7.53%	-7.11%	6.70%
	2014		0.550%	1.002%	18.57	19.35	143,891	2,722,034	-1.28%	-0.83%	6.50%
	2013		0.550%	1.002%	18.81	19.51	158,183	3,026,496	8.13%	8.62%	7.58%
	2012		0.550%	1.002%	17.40	17.96	182,150	3,212,334	16.65%	17.18%	8.18%
Delaware VIP REIT Series Standard Class
	2016		0.550%	1.002%	46.63	49.65	162,696	7,757,822	4.81%	5.29%	1.15%
	2015		0.550%	1.002%	44.49	47.16	169,449	7,683,757	2.71%	3.18%	1.22%
	2014		0.550%	1.002%	43.31	45.70	177,827	7,835,402	28.17%	28.75%	1.35%
	2013		0.550%	1.002%	33.79	35.50	196,776	6,765,724	1.12%	1.58%	1.59%
	2012		0.550%	1.002%	33.42	34.94	237,139	8,050,229	15.78%	16.30%	1.49%
Delaware VIP Small Cap Value Series Service Class
	2016		0.550%	1.002%	3.93	4.17	2,327,975	9,349,154	29.78%	30.37%	0.67%
	2015		0.550%	1.002%	3.03	3.20	2,575,565	7,943,044	-7.40%	-6.98%	0.47%
	2014		0.550%	1.002%	3.27	3.44	2,740,847	9,110,177	4.57%	5.04%	0.33%
	2013		0.550%	1.002%	3.13	3.27	2,888,041	9,175,113	31.84%	32.44%	0.53%
	2012		0.550%	1.002%	2.37	2.47	3,512,457	8,457,445	12.50%	13.01%	0.34%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.550%	1.002%	5.43	5.81	1,431,209	8,046,737	7.21%	7.70%	0.21%
	2015		0.550%	1.002%	5.07	5.39	1,497,294	7,820,211	6.47%	6.95%	0.37%
	2014		0.550%	1.002%	4.76	5.04	1,482,390	7,251,853	2.12%	2.58%	0.07%
	2013		0.550%	1.002%	4.66	4.92	1,875,923	8,987,807	39.92%	40.55%	0.02%
	2012		0.550%	1.002%	3.33	3.50	1,890,760	6,441,933	9.92%	10.41%	0.23%
Delaware VIP Value Series Standard Class
	2016		0.550%	1.002%	4.26	4.55	2,438,672	10,866,806	13.50%	14.02%	1.80%
	2015		0.550%	1.002%	3.75	3.99	2,585,872	10,120,095	-1.41%	-0.96%	1.72%
	2014		0.550%	1.002%	3.80	4.03	2,780,281	10,994,048	12.86%	13.37%	1.67%
	2013		0.550%	1.002%	3.37	3.56	3,005,717	10,496,873	32.36%	32.96%	1.77%
	2012		0.550%	1.002%	2.55	2.67	3,385,084	8,893,768	13.59%	14.10%	2.29%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.750%	1.002%	12.96	13.56	16,780	220,573	4.25%	4.51%	2.00%
	2015		0.750%	1.002%	12.43	12.97	13,759	172,869	-7.23%	-6.99%	3.01%
	2014		0.750%	1.002%	13.40	13.95	13,144	177,773	2.47%	2.73%	2.01%
	2013		0.750%	1.002%	13.07	13.58	21,794	287,739	-0.07%	0.18%	1.88%
	2012		0.750%	1.002%	13.08	13.55	12,709	167,275	8.63%	8.90%	3.40%
Deutsche Equity 500 Index VIP Portfolio Class A
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.90%
	2012		0.550%	1.002%	11.58	12.14	641,334	7,587,169	14.54%	15.06%	1.76%
Deutsche Small Cap Index VIP Portfolio Class A
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.80%
	2012		0.550%	1.002%	19.37	20.31	153,088	3,033,181	15.09%	15.61%	0.92%
Fidelity VIP Contrafund Portfolio Service Class
	2016		0.550%	1.002%	26.37	28.15	549,250	14,938,161	6.84%	7.32%	0.67%
	2015		0.550%	1.002%	24.68	26.23	589,674	14,975,753	-0.44%	0.01%	0.91%
	2014		0.550%	1.002%	24.79	26.22	640,093	16,292,497	10.70%	11.20%	0.85%
	2013		0.550%	1.002%	22.40	23.58	691,872	15,887,955	29.84%	30.43%	0.97%
	2012		0.550%	1.002%	17.25	18.08	753,358	13,298,288	15.15%	15.67%	1.25%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Portfolio Service Class
	2016		0.550%	1.002%	$16.44	$17.55	307,964	$5,176,120	-0.29%	0.16%	0.00%
	2015		0.550%	1.002%	16.48	17.52	311,911	5,244,266	5.99%	6.47%	0.16%
	2014		0.550%	1.002%	15.55	16.46	308,055	4,877,283	10.08%	10.58%	0.09%
	2013		0.550%	1.002%	14.13	14.88	332,677	4,789,045	34.85%	35.46%	0.19%
	2012		0.550%	1.002%	10.48	10.99	344,553	3,667,994	13.40%	13.92%	0.51%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.550%	1.002%	35.38	37.76	177,442	6,429,387	4.52%	4.99%	0.46%
	2015		0.550%	1.002%	33.85	35.97	201,076	6,942,333	-5.72%	-5.29%	0.00%
	2014		0.550%	1.002%	35.90	37.98	219,664	8,029,500	3.81%	4.28%	0.18%
	2013		0.550%	1.002%	34.58	36.42	244,361	8,602,102	38.67%	39.30%	0.44%
	2012		0.550%	1.002%	24.94	26.15	268,652	6,811,472	17.06%	17.59%	1.18%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.550%	1.002%	4.32	4.62	1,129,094	5,060,651	10.85%	11.35%	1.63%
	2015		0.550%	1.002%	3.90	4.15	1,361,512	5,476,686	-5.81%	-5.39%	1.70%
	2014		0.550%	1.002%	4.14	4.39	1,483,995	6,310,300	2.46%	2.92%	1.37%
	2013		0.550%	1.002%	4.04	4.26	1,729,516	7,162,578	17.04%	17.57%	1.39%
	2012		0.550%	1.002%	3.45	3.63	2,062,783	7,297,208	15.82%	16.34%	0.64%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.52%
	2015		0.750%	1.002%	7.82	7.86	5,920	46,396	-15.86%	-15.64%	1.98%
	2014	6/6/14	0.750%	1.002%	9.30	9.31	3,352	31,185	-9.63%	-9.61%	1.72%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.750%	1.002%	9.38	9.49	54,588	514,567	2.56%	2.82%	1.19%
	2015		0.690%	0.942%	9.15	9.23	65,338	600,104	-3.73%	-3.49%	1.16%
	2014		0.690%	0.942%	9.50	9.57	90,182	859,162	2.10%	2.36%	1.43%
	2013		0.690%	0.942%	9.31	9.31	107,212	1,000,020	-9.26%	-9.26%	0.87%
	2012	10/25/12	1.002%	1.002%	10.26	10.26	929	9,532	0.92%	0.92%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.550%	1.002%	3.62	3.87	1,032,490	3,881,735	-2.30%	-1.85%	0.42%
	2015		0.550%	1.002%	3.71	3.95	1,148,152	4,407,437	0.33%	0.78%	0.00%
	2014		0.550%	1.002%	3.69	3.92	1,199,102	4,577,558	4.30%	4.77%	0.00%
	2013		0.550%	1.002%	3.54	3.74	1,308,644	4,780,709	24.25%	24.81%	0.00%
	2012		0.550%	1.002%	2.85	2.99	1,449,677	4,238,673	15.23%	15.75%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		0.750%	1.002%	9.74	9.81	6,642	65,097	1.24%	1.50%	0.00%
	2015		0.750%	1.002%	9.62	9.66	1,179	11,370	-5.15%	-4.92%	0.00%
	2014	9/18/14	0.750%	1.002%	10.15	10.16	246	2,493	1.41%	3.16%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.550%	1.002%	9.53	9.96	60,047	582,715	0.18%	0.63%	3.87%
	2015		0.550%	1.002%	9.51	9.89	59,270	572,966	-2.21%	-1.77%	3.05%
	2014		0.550%	1.002%	9.73	10.07	60,318	593,405	12.75%	13.27%	2.68%
	2013		0.550%	1.002%	8.63	8.89	60,629	528,221	2.28%	2.74%	0.00%
	2012		0.550%	1.002%	8.44	8.65	57,254	486,871	23.44%	24.00%	0.00%
LVIP Delaware Bond Fund Standard Class
	2016		0.550%	1.002%	10.62	11.37	1,017,427	11,312,579	1.70%	2.16%	2.47%
	2015		0.550%	1.002%	10.45	11.13	1,065,021	11,576,826	-0.61%	-0.16%	2.30%
	2014		0.550%	1.002%	10.51	11.15	1,157,239	12,585,467	4.92%	5.39%	1.96%
	2013		0.550%	1.002%	10.02	10.58	1,339,269	13,846,948	-3.28%	-2.84%	1.67%
	2012		0.550%	1.002%	10.36	10.89	1,583,928	16,863,277	5.54%	6.02%	2.02%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		0.750%	1.002%	9.84	9.98	8,028	79,391	0.99%	1.24%	0.00%
	2015		0.750%	1.002%	9.74	9.85	7,371	72,042	-1.96%	-1.71%	1.29%
	2014		0.750%	1.002%	9.93	10.03	7,791	77,560	-0.64%	-0.39%	1.53%
	2013		0.750%	1.002%	10.00	10.07	4,870	48,711	-0.50%	-0.26%	0.50%
	2012		0.750%	1.002%	10.05	10.09	3,715	37,380	2.92%	3.19%	1.88%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		0.550%	1.002%	$5.58	$5.97	673,247	$3,875,771	4.57%	5.04%	1.61%
	2015		0.550%	1.002%	5.34	5.68	699,765	3,843,023	-2.32%	-1.87%	1.80%
	2014		0.550%	1.002%	5.46	5.79	664,912	3,729,400	3.30%	3.77%	2.38%
	2013		0.550%	1.002%	5.29	5.58	696,730	3,781,068	19.04%	19.58%	1.71%
	2012		0.550%	1.002%	4.44	4.67	544,118	2,465,474	12.16%	12.67%	1.85%
LVIP Delaware Foundation Conservative Allocation Fund Standard Class
	2016		0.550%	1.002%	8.89	9.51	405,310	3,773,120	3.67%	4.14%	2.21%
	2015		0.550%	1.002%	8.58	9.14	448,901	4,021,707	-1.93%	-1.48%	2.61%
	2014		0.550%	1.002%	8.75	9.27	543,441	4,957,608	3.83%	4.30%	2.60%
	2013		0.550%	1.002%	8.42	8.89	590,768	5,174,878	8.25%	8.74%	1.94%
	2012		0.550%	1.002%	7.78	8.18	743,674	6,000,060	9.53%	10.03%	2.28%
LVIP Delaware Foundation Moderate Allocation Fund Standard Class
	2016		0.550%	1.002%	16.86	17.43	124,456	2,130,637	3.61%	4.08%	1.72%
	2015		0.550%	1.002%	16.27	16.75	132,776	2,197,460	-2.13%	-1.69%	2.46%
	2014		0.550%	1.002%	16.62	17.04	93,441	1,572,824	3.59%	4.06%	2.34%
	2013		0.550%	1.002%	16.05	16.37	67,000	1,085,517	13.10%	13.61%	2.53%
	2012		0.550%	1.002%	14.19	14.41	33,253	475,044	10.20%	10.68%	3.27%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.550%	1.002%	12.87	13.77	923,097	12,373,203	5.58%	6.05%	1.45%
	2015		0.550%	1.002%	12.19	12.98	964,592	12,213,892	-1.65%	-1.21%	1.44%
	2014		0.550%	1.002%	12.40	13.14	1,023,182	13,140,847	14.05%	14.57%	1.55%
	2013		0.550%	1.002%	10.87	11.47	1,071,864	12,036,771	34.34%	34.95%	1.27%
	2012		0.550%	1.002%	8.09	8.50	1,147,896	9,576,748	14.13%	14.65%	0.78%
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.550%	1.002%	34.11	36.49	302,156	10,665,484	19.20%	19.74%	1.58%
	2015		0.550%	1.002%	28.61	30.47	324,640	9,588,796	-0.74%	-0.29%	1.19%
	2014		0.550%	1.002%	28.83	30.56	369,121	10,966,362	6.56%	7.04%	1.29%
	2013		0.550%	1.002%	27.05	28.55	404,223	11,260,521	32.45%	33.05%	1.13%
	2012		0.550%	1.002%	20.43	21.46	434,114	9,105,603	13.79%	14.31%	0.80%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.550%	1.002%	23.02	24.63	354,727	8,540,778	13.27%	13.78%	1.56%
	2015		0.550%	1.002%	20.32	21.65	379,038	8,035,266	-2.98%	-2.54%	1.56%
	2014		0.550%	1.002%	20.95	22.21	446,592	9,720,878	12.05%	12.56%	1.91%
	2013		0.550%	1.002%	18.70	19.73	507,398	9,833,277	31.93%	32.53%	1.66%
	2012		0.550%	1.002%	14.17	14.89	603,565	8,830,629	14.17%	14.68%	1.09%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		0.750%	1.002%	8.77	8.83	1,608	14,168	1.41%	1.66%	1.81%
	2015		0.750%	1.002%	8.64	8.68	890	7,725	-8.95%	-8.71%	1.45%
	2014	6/6/14	0.750%	1.002%	9.49	9.51	775	7,371	-7.20%	-4.61%	1.64%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.550%	1.002%	16.63	17.48	201,195	3,410,799	3.97%	4.45%	2.04%
	2015		0.550%	1.002%	15.99	16.74	217,661	3,538,680	-2.97%	-2.53%	2.09%
	2014		0.550%	1.002%	16.48	17.17	219,387	3,668,272	4.65%	5.12%	2.01%
	2013		0.550%	1.002%	15.75	16.33	218,394	3,484,576	8.66%	9.15%	2.09%
	2012		0.550%	1.002%	14.50	14.97	198,380	2,905,428	8.68%	9.17%	4.01%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.550%	1.002%	15.05	15.82	795,443	12,225,126	3.70%	4.17%	1.77%
	2015		0.550%	1.002%	14.51	15.18	844,894	12,492,920	-4.65%	-4.22%	1.90%
	2014		0.550%	1.002%	15.22	15.85	870,805	13,469,144	2.44%	2.90%	1.96%
	2013		0.550%	1.002%	14.86	15.40	942,927	14,220,352	12.41%	12.92%	1.69%
	2012		0.550%	1.002%	13.21	13.64	959,658	12,847,838	8.06%	8.54%	2.68%
LVIP Global Income Fund Standard Class
	2016		0.550%	1.002%	11.75	12.05	23,561	278,608	-0.49%	-0.04%	0.00%
	2015		0.550%	1.002%	11.81	12.05	29,542	350,522	-3.00%	-2.56%	3.22%
	2014		0.550%	1.002%	12.18	12.37	28,447	347,149	0.93%	1.38%	0.54%
	2013		0.550%	1.002%	12.06	12.20	39,773	480,461	-3.79%	-3.35%	0.27%
	2012		0.550%	1.002%	12.53	12.54	37,215	466,692	6.62%	6.89%	2.11%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.550%	1.002%	$15.81	$16.63	470,521	$7,583,674	3.30%	3.92%	1.67%
	2015		0.550%	1.002%	15.30	16.00	499,155	7,769,861	-4.33%	-4.04%	1.86%
	2014		0.550%	1.002%	16.00	16.68	558,162	9,062,965	3.11%	3.67%	1.78%
	2013		0.550%	1.002%	15.51	16.09	635,647	10,006,809	10.74%	11.24%	1.68%
	2012		0.550%	1.002%	14.01	14.46	668,550	9,482,478	8.50%	8.99%	3.32%
LVIP Government Money Market Fund Standard Class
	2016		0.550%	1.002%	2.90	3.11	2,005,533	6,081,913	-0.97%	-0.52%	0.03%
	2015		0.550%	1.002%	2.93	3.13	1,832,568	5,541,428	-0.97%	-0.53%	0.02%
	2014		0.550%	1.002%	2.96	3.14	1,987,948	6,057,719	-0.97%	-0.52%	0.03%
	2013		0.550%	1.002%	2.99	3.16	2,129,168	6,536,718	-0.97%	-0.52%	0.02%
	2012		0.550%	1.002%	3.02	3.17	2,534,205	7,838,181	-0.97%	-0.52%	0.03%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.750%	1.002%	10.46	10.53	15,855	166,406	8.91%	9.19%	0.62%
	2015		0.750%	1.002%	9.61	9.65	16,304	157,056	-8.66%	-8.43%	1.89%
	2014	6/13/14	0.750%	1.002%	10.52	10.53	882	9,283	3.90%	5.11%	1.54%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016		0.750%	1.002%	13.04	13.36	31,934	418,241	3.39%	3.65%	1.64%
	2015		0.750%	1.002%	12.61	12.89	36,775	467,043	-2.59%	-2.34%	1.43%
	2014		0.750%	1.002%	12.95	13.20	69,592	909,305	3.73%	4.00%	2.96%
	2013		0.750%	1.002%	12.48	12.69	30,028	377,082	7.84%	8.11%	1.13%
	2012		0.750%	1.002%	11.57	11.74	43,415	504,518	7.46%	7.73%	2.43%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		0.750%	1.002%	12.51	12.82	274,950	3,487,186	3.41%	3.67%	1.94%
	2015		0.750%	1.002%	12.10	12.36	275,379	3,373,470	-3.19%	-2.94%	2.57%
	2014		0.750%	1.002%	12.49	12.74	194,743	2,454,216	3.35%	3.61%	1.73%
	2013		0.750%	1.002%	12.09	12.29	209,629	2,556,817	10.02%	10.30%	1.33%
	2012		0.750%	1.002%	10.99	11.15	204,082	2,254,083	7.30%	7.57%	2.16%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		0.550%	1.002%	12.21	12.51	566,453	7,026,521	2.68%	2.94%	2.03%
	2015		0.750%	1.002%	11.89	12.15	500,380	6,025,783	-3.63%	-3.39%	1.77%
	2014		0.550%	1.002%	12.34	12.58	485,464	6,063,838	3.12%	3.38%	2.14%
	2013		0.750%	1.002%	11.96	12.16	441,316	5,331,589	12.61%	12.89%	1.53%
	2012		0.750%	1.002%	10.62	10.77	336,101	3,600,619	6.82%	7.09%	2.04%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		0.750%	1.002%	11.51	11.80	517,273	6,060,124	2.78%	3.03%	1.95%
	2015		0.750%	1.002%	11.20	11.45	437,946	4,977,284	-4.19%	-3.95%	1.89%
	2014		0.750%	1.002%	11.69	11.92	363,773	4,305,794	2.45%	2.71%	2.37%
	2013		0.750%	1.002%	11.41	11.60	326,539	3,767,786	15.37%	15.66%	1.46%
	2012		0.750%	1.002%	9.89	10.03	266,072	2,655,673	6.06%	6.32%	1.85%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2016		0.750%	1.002%	11.44	11.60	171,812	1,983,544	3.37%	3.63%	2.13%
	2015		0.750%	1.002%	11.07	11.20	116,223	1,296,098	-4.71%	-4.46%	1.92%
	2014		0.750%	1.002%	11.61	11.72	72,488	846,702	1.91%	2.17%	2.45%
	2013		0.750%	1.002%	11.39	11.47	45,834	524,788	17.85%	18.15%	2.13%
	2012		0.750%	1.002%	9.67	9.71	15,974	154,950	4.95%	5.22%	2.08%
LVIP Mondrian International Value Fund Standard Class
	2016		0.550%	1.002%	3.83	4.09	1,361,144	5,416,255	2.97%	3.44%	2.68%
	2015		0.550%	1.002%	3.72	3.96	1,496,417	5,759,123	-4.75%	-4.32%	2.82%
	2014		0.550%	1.002%	3.90	4.14	1,662,715	6,706,337	-3.51%	-3.07%	3.79%
	2013		0.550%	1.002%	4.04	4.27	1,814,198	7,560,447	20.63%	21.17%	2.42%
	2012		0.550%	1.002%	3.35	3.52	2,025,948	6,977,463	8.52%	9.02%	2.88%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.750%	1.002%	12.09	12.24	33,937	413,131	1.26%	1.51%	2.28%
	2015		0.750%	1.002%	11.94	12.05	27,299	327,752	-0.74%	-0.50%	2.47%
	2014		0.750%	1.002%	12.03	12.11	42,478	512,245	4.70%	4.96%	2.14%
	2013		0.750%	1.002%	11.49	11.54	33,025	379,974	-3.54%	-3.30%	1.46%
	2012		0.750%	1.002%	11.91	11.93	28,546	340,247	2.82%	3.08%	2.17%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.550%	1.002%	$13.99	$15.15	91,429	$1,329,263	14.28%	14.80%	2.79%
	2015		0.550%	1.002%	12.24	13.20	91,315	1,157,006	-17.87%	-17.50%	4.39%
	2014		0.550%	1.002%	14.91	16.00	83,941	1,293,037	-4.33%	-3.90%	3.35%
	2013		0.550%	1.002%	15.58	16.65	67,519	1,079,399	-3.80%	-3.36%	2.37%
	2012		0.550%	1.002%	16.20	17.23	62,203	1,032,360	11.53%	12.04%	2.67%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.550%	1.002%	13.48	14.17	378,581	5,197,802	4.57%	5.05%	1.71%
	2015		0.550%	1.002%	12.89	13.49	443,789	5,820,027	-7.45%	-7.03%	3.02%
	2014		0.550%	1.002%	13.93	14.51	435,139	6,153,988	2.94%	3.40%	2.22%
	2013		0.550%	1.002%	13.53	14.03	448,985	6,160,255	8.71%	9.21%	1.95%
	2012		0.550%	1.002%	12.45	12.85	508,122	6,374,364	10.04%	10.55%	3.34%
LVIP SSGA International Index Fund Standard Class
	2016		0.750%	1.002%	14.22	14.91	47,942	691,524	-0.01%	0.24%	3.00%
	2015		0.750%	1.002%	14.22	14.88	42,101	607,164	-2.20%	-1.96%	2.70%
	2014		0.750%	1.002%	14.54	15.17	31,787	466,550	-6.78%	-6.55%	3.02%
	2013		0.750%	1.002%	15.60	16.24	24,042	377,495	19.78%	20.08%	3.18%
	2012		0.750%	1.002%	13.03	13.52	11,039	145,194	16.95%	17.25%	2.35%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.750%	1.002%	10.15	10.15	5,470	55,510	-0.43%	-0.42%	1.03%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.550%	1.002%	16.00	16.72	1,336,445	21,728,605	10.64%	11.14%	1.93%
	2015		0.550%	1.002%	14.47	15.04	1,334,345	19,553,262	0.16%	0.62%	1.97%
	2014		0.550%	1.002%	14.44	14.95	1,290,043	18,835,884	12.30%	12.80%	1.91%
	2013		0.550%	1.002%	12.86	13.08	1,388,331	18,035,053	30.68%	31.01%	2.19%
	2012		0.750%	1.002%	9.84	9.98	118,700	1,172,775	14.50%	14.78%	0.98%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.550%	1.002%	16.20	16.92	275,258	4,529,278	19.47%	20.02%	1.32%
	2015		0.550%	1.002%	13.56	14.10	295,424	4,059,142	-5.67%	-5.24%	0.98%
	2014		0.550%	1.002%	14.37	14.87	268,053	3,896,578	3.63%	4.10%	0.85%
	2013		0.550%	1.002%	13.87	14.10	286,096	4,010,431	36.53%	36.88%	1.12%
	2012		0.750%	1.002%	10.16	10.30	29,662	302,721	14.74%	15.03%	0.74%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.550%	1.002%	3.44	3.68	1,572,413	5,555,574	6.48%	6.97%	0.27%
	2015		0.550%	1.002%	3.23	3.44	1,700,883	5,630,733	1.08%	1.54%	0.13%
	2014		0.550%	1.002%	3.20	3.39	1,674,826	5,480,646	10.47%	10.97%	0.24%
	2013		0.550%	1.002%	2.90	3.06	1,756,836	5,196,132	33.45%	34.06%	0.00%
	2012		0.550%	1.002%	2.17	2.28	1,920,215	4,238,335	15.14%	15.66%	0.00%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2016		0.750%	1.002%	16.62	16.86	63,512	1,058,832	10.74%	11.02%	1.50%
	2015		0.750%	1.002%	15.01	15.19	59,535	895,294	-1.55%	-1.30%	1.64%
	2014		0.750%	1.002%	15.25	15.39	38,816	593,005	10.82%	11.10%	1.95%
	2013		0.750%	1.002%	13.76	13.85	24,127	332,563	28.90%	29.23%	1.26%
	2012		0.750%	1.002%	10.67	10.67	7,100	75,940	13.73%	13.73%	2.00%
LVIP Vanguard International Equity ETF Fund Service Class
	2016		0.750%	1.002%	10.34	10.49	36,930	383,934	2.42%	2.68%	2.22%
	2015		0.750%	1.002%	10.09	10.21	38,430	388,920	-4.15%	-3.91%	2.39%
	2014		0.750%	1.002%	10.53	10.63	27,431	289,483	-5.83%	-5.59%	1.86%
	2013		0.750%	1.002%	11.18	11.26	26,643	298,748	13.32%	13.61%	4.22%
	2012		0.750%	1.002%	9.87	9.91	5,125	50,707	17.85%	18.16%	5.88%
MFS VIT Utilities Series Initial Class
	2016		0.550%	1.002%	2.69	2.86	2,790,835	7,674,146	10.36%	10.86%	3.59%
	2015		0.550%	1.002%	2.44	2.58	2,815,352	7,000,342	-15.37%	-14.99%	4.07%
	2014		0.550%	1.002%	2.88	3.03	3,061,492	8,957,895	11.61%	12.11%	2.15%
	2013		0.550%	1.002%	2.58	2.70	3,359,809	8,807,483	19.32%	19.86%	2.37%
	2012		0.550%	1.002%	2.16	2.25	3,689,125	8,075,253	12.35%	12.86%	6.80%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2012		0.550%	1.002%	17.13	17.96	304,774	5,316,341	11.29%	11.80%	0.00%

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT Total Return Portfolio Administrative Class
	2016		0.750%	1.002%	$11.02	$11.18	62,387	$692,544	1.66%	1.92%	1.91%
	2015		0.750%	1.002%	10.84	10.97	68,204	743,495	-0.55%	-0.30%	5.07%
	2014		0.750%	1.002%	10.90	11.00	64,130	702,227	3.24%	3.50%	2.20%
	2013		0.750%	1.002%	10.56	10.63	66,571	706,042	-2.94%	-2.69%	2.22%
	2012		0.750%	1.002%	10.88	10.92	49,133	535,181	8.50%	8.77%	2.53%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$131,733	$232,079
American Funds Global Growth Fund Class 2	986,939	974,145
American Funds Growth Fund Class 2	3,805,609	3,947,652
American Funds Growth-Income Fund Class 2	3,541,817	2,241,061
American Funds International Fund Class 2	1,455,834	1,433,451
BlackRock Global Allocation V.I. Fund Class I	247,432	374,829
Delaware VIP Diversified Income Series Standard Class	568,704	1,073,056
Delaware VIP High Yield Series Standard Class	404,398	390,627
Delaware VIP REIT Series Standard Class	1,124,058	897,284
Delaware VIP Small Cap Value Series Service Class	1,219,881	1,167,188
Delaware VIP Smid Cap Growth Series Standard Class	1,486,628	865,629
Delaware VIP Value Series Standard Class	1,646,218	1,170,231
Deutsche Alternative Asset Allocation VIP Portfolio Class A	49,484	7,496
Deutsche Equity 500 Index VIP Portfolio Class A	551	551
Fidelity VIP Contrafund Portfolio Service Class	1,853,712	1,719,087
Fidelity VIP Growth Portfolio Service Class	1,078,145	712,259
LVIP Baron Growth Opportunities Fund Service Class	823,374	1,180,687
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	248,705	1,149,866
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	27,809	75,304
LVIP BlackRock Inflation Protected Bond Fund Standard Class	130,013	227,383
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	167,687	604,348
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	58,187	5,320
LVIP Clarion Global Real Estate Fund Standard Class	115,056	83,465
LVIP Delaware Bond Fund Standard Class	949,647	1,087,934
LVIP Delaware Diversified Floating Rate Fund Service Class	14,692	8,793
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	915,529	689,636
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	400,482	599,546
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	770,416	801,109
LVIP Delaware Social Awareness Fund Standard Class	2,305,546	1,093,312
LVIP Delaware Special Opportunities Fund Standard Class	2,009,314	1,191,695
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	3,310,089	882,704
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	8,071	1,875
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	487,800	651,494
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,124,444	1,723,591
LVIP Global Income Fund Standard Class	68,504	140,220
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	867,259	1,156,747
LVIP Government Money Market Fund Standard Class	2,645,478	2,072,553
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	74,610	81,170
LVIP Managed Risk Profile 2010 Fund Standard Class	76,404	122,243
LVIP Managed Risk Profile 2020 Fund Standard Class	541,464	418,772
LVIP Managed Risk Profile 2030 Fund Standard Class	1,866,136	809,493
LVIP Managed Risk Profile 2040 Fund Standard Class	1,679,769	583,915
LVIP Managed Risk Profile 2050 Fund Standard Class	762,758	106,428
LVIP Mondrian International Value Fund Standard Class	651,732	848,092
LVIP SSGA Bond Index Fund Standard Class	138,520	50,093
LVIP SSGA Emerging Markets 100 Fund Standard Class	303,797	252,898
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	490,641	1,304,901
LVIP SSGA International Index Fund Standard Class	147,479	50,245
LVIP SSGA International Managed Volatility Fund Standard Class	54,389	—
LVIP SSGA S&P 500 Index Fund Standard Class	2,718,379	2,095,631
LVIP SSGA Small-Cap Index Fund Standard Class	537,294	690,072
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	813,837	964,005
LVIP Vanguard Domestic Equity ETF Fund Service Class	312,222	224,398
LVIP Vanguard International Equity ETF Fund Service Class	177,128	174,932
MFS VIT Utilities Series Initial Class	1,039,378	687,867
PIMCO VIT Total Return Portfolio Administrative Class	133,072	187,730

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	64,592	$21.52	$1,390,011	$1,155,635
American Funds Global Growth Fund Class 2	270,236	23.85	6,445,123	6,313,310
American Funds Growth Fund Class 2	452,207	66.92	30,261,705	26,966,572
American Funds Growth-Income Fund Class 2	462,967	44.00	20,370,531	18,878,558
American Funds International Fund Class 2	606,699	16.76	10,168,276	10,930,001
BlackRock Global Allocation V.I. Fund Class I	124,623	15.51	1,932,903	2,018,986
Delaware VIP Diversified Income Series Standard Class	620,852	10.29	6,388,564	6,477,997
Delaware VIP High Yield Series Standard Class	494,045	5.14	2,539,391	2,750,197
Delaware VIP REIT Series Standard Class	498,598	15.57	7,763,173	6,389,994
Delaware VIP Small Cap Value Series Service Class	239,182	39.67	9,488,348	7,673,933
Delaware VIP Smid Cap Growth Series Standard Class	286,545	28.08	8,046,175	7,209,513
Delaware VIP Value Series Standard Class	371,491	29.25	10,866,117	7,784,501
Deutsche Alternative Asset Allocation VIP Portfolio Class A	17,008	12.97	220,589	228,067
Fidelity VIP Contrafund Portfolio Service Class	452,893	33.04	14,963,596	12,629,768
Fidelity VIP Growth Portfolio Service Class	87,579	59.10	5,175,933	4,104,415
LVIP Baron Growth Opportunities Fund Service Class	160,033	40.17	6,428,849	5,476,393
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	276,734	18.29	5,060,635	4,252,287
LVIP BlackRock Inflation Protected Bond Fund Standard Class	50,649	10.16	514,489	544,128
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	125,234	31.00	3,881,615	2,841,299
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	5,463	11.92	65,100	64,742
LVIP Clarion Global Real Estate Fund Standard Class	64,887	9.02	585,544	557,904
LVIP Delaware Bond Fund Standard Class	843,217	13.42	11,313,446	11,381,141
LVIP Delaware Diversified Floating Rate Fund Service Class	7,924	10.02	79,396	79,870
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	274,538	14.12	3,875,654	3,916,250
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	278,471	13.55	3,772,725	4,079,516
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	149,656	14.24	2,130,354	2,259,322
LVIP Delaware Social Awareness Fund Standard Class	338,970	36.84	12,487,995	11,960,058
LVIP Delaware Special Opportunities Fund Standard Class	272,882	39.08	10,664,756	10,027,541
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	313,381	27.25	8,540,885	9,969,014
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	472	30.02	14,168	14,898
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	255,876	13.33	3,410,824	3,278,599
LVIP Global Growth Allocation Managed Risk Fund Standard Class	936,124	13.06	12,223,908	11,169,173
LVIP Global Income Fund Standard Class	25,639	10.87	278,598	294,201
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	561,143	13.51	7,582,723	7,025,559
LVIP Government Money Market Fund Standard Class	611,423	10.00	6,114,233	6,114,233
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	10,651	15.62	166,339	159,701
LVIP Managed Risk Profile 2010 Fund Standard Class	37,376	11.19	418,275	431,268
LVIP Managed Risk Profile 2020 Fund Standard Class	311,174	11.21	3,487,020	3,485,139
LVIP Managed Risk Profile 2030 Fund Standard Class	647,477	10.85	7,025,772	7,121,864
LVIP Managed Risk Profile 2040 Fund Standard Class	586,147	10.34	6,058,997	6,182,412
LVIP Managed Risk Profile 2050 Fund Standard Class	208,262	9.51	1,981,400	2,068,203
LVIP Mondrian International Value Fund Standard Class	352,381	15.38	5,419,613	5,973,359
LVIP SSGA Bond Index Fund Standard Class	37,034	11.16	413,152	424,880
LVIP SSGA Emerging Markets 100 Fund Standard Class	161,594	8.23	1,330,238	1,530,617
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	463,043	11.23	5,198,580	5,092,712
LVIP SSGA International Index Fund Standard Class	85,041	8.15	693,083	742,499
LVIP SSGA International Managed Volatility Fund Standard Class	6,533	8.22	53,681	54,389
LVIP SSGA S&P 500 Index Fund Standard Class	1,396,064	15.56	21,725,551	17,949,385
LVIP SSGA Small-Cap Index Fund Standard Class	156,549	28.75	4,501,266	3,781,848
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	258,341	21.51	5,556,926	4,378,904
LVIP Vanguard Domestic Equity ETF Fund Service Class	66,675	15.88	1,058,868	942,793
LVIP Vanguard International Equity ETF Fund Service Class	41,904	9.21	385,729	397,919
MFS VIT Utilities Series Initial Class	286,379	26.81	7,677,829	7,972,827
PIMCO VIT Total Return Portfolio Administrative Class	65,077	10.64	692,416	724,762

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	23,606	(38,823)	(15,217)
American Funds Global Growth Fund Class 2	16,666	(40,046)	(23,380)
American Funds Growth Fund Class 2	55,862	(213,803)	(157,941)
American Funds Growth-Income Fund Class 2	57,952	(105,714)	(47,762)
American Funds International Fund Class 2	33,462	(103,592)	(70,130)
BlackRock Global Allocation V.I. Fund Class I	15,908	(25,194)	(9,286)
Delaware VIP Diversified Income Series Standard Class	20,561	(57,921)	(37,360)
Delaware VIP High Yield Series Standard Class	13,702	(21,220)	(7,518)
Delaware VIP REIT Series Standard Class	12,732	(19,485)	(6,753)
Delaware VIP Small Cap Value Series Service Class	137,550	(385,140)	(247,590)
Delaware VIP Smid Cap Growth Series Standard Class	95,848	(161,933)	(66,085)
Delaware VIP Value Series Standard Class	135,768	(282,968)	(147,200)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	3,630	(609)	3,021
Deutsche Equity 500 Index VIP Portfolio Class A	30	(30)	—
Fidelity VIP Contrafund Portfolio Service Class	28,016	(68,440)	(40,424)
Fidelity VIP Growth Portfolio Service Class	39,640	(43,587)	(3,947)
LVIP Baron Growth Opportunities Fund Service Class	10,886	(34,520)	(23,634)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	45,530	(277,948)	(232,418)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,250	(9,170)	(5,920)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	13,640	(24,390)	(10,750)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	47,017	(162,679)	(115,662)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	6,013	(550)	5,463
LVIP Clarion Global Real Estate Fund Standard Class	9,735	(8,958)	777
LVIP Delaware Bond Fund Standard Class	50,173	(97,767)	(47,594)
LVIP Delaware Diversified Floating Rate Fund Service Class	1,545	(888)	657
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	97,515	(124,033)	(26,518)
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	20,548	(64,139)	(43,591)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	38,640	(46,960)	(8,320)
LVIP Delaware Social Awareness Fund Standard Class	51,791	(93,286)	(41,495)
LVIP Delaware Special Opportunities Fund Standard Class	15,564	(38,048)	(22,484)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	15,591	(39,902)	(24,311)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	940	(222)	718
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	22,887	(39,353)	(16,466)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	65,085	(114,536)	(49,451)
LVIP Global Income Fund Standard Class	5,763	(11,744)	(5,981)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	44,296	(72,930)	(28,634)
LVIP Government Money Market Fund Standard Class	869,940	(696,975)	172,965
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	7,522	(7,971)	(449)
LVIP Managed Risk Profile 2010 Fund Standard Class	4,306	(9,147)	(4,841)
LVIP Managed Risk Profile 2020 Fund Standard Class	33,634	(34,063)	(429)
LVIP Managed Risk Profile 2030 Fund Standard Class	133,489	(67,416)	66,073
LVIP Managed Risk Profile 2040 Fund Standard Class	130,802	(51,475)	79,327
LVIP Managed Risk Profile 2050 Fund Standard Class	65,115	(9,526)	55,589
LVIP Mondrian International Value Fund Standard Class	84,979	(220,252)	(135,273)
LVIP SSGA Bond Index Fund Standard Class	10,643	(4,005)	6,638
LVIP SSGA Emerging Markets 100 Fund Standard Class	20,591	(20,477)	114
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	31,891	(97,099)	(65,208)
LVIP SSGA International Index Fund Standard Class	9,415	(3,574)	5,841
LVIP SSGA International Managed Volatility Fund Standard Class	5,470	—	5,470
LVIP SSGA S&P 500 Index Fund Standard Class	139,695	(137,595)	2,100
LVIP SSGA Small-Cap Index Fund Standard Class	31,606	(51,772)	(20,166)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	168,657	(297,127)	(128,470)
LVIP Vanguard Domestic Equity ETF Fund Service Class	19,415	(15,438)	3,977
LVIP Vanguard International Equity ETF Fund Service Class	16,806	(18,306)	(1,500)
MFS VIT Utilities Series Initial Class	227,581	(252,098)	(24,517)
PIMCO VIT Total Return Portfolio Administrative Class	11,323	(17,140)	(5,817)

Lincoln Life Variable Annuity Account Q

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	31,594	(24,708)	6,886
American Funds Global Growth Fund Class 2	24,374	(32,528)	(8,154)
American Funds Growth Fund Class 2	57,310	(206,555)	(149,245)
American Funds Growth-Income Fund Class 2	72,754	(148,077)	(75,323)
American Funds International Fund Class 2	94,108	(94,173)	(65)
BlackRock Global Allocation V.I. Fund Class I	17,279	(25,985)	(8,706)
Delaware VIP Diversified Income Series Standard Class	40,379	(70,932)	(30,553)
Delaware VIP High Yield Series Standard Class	16,551	(23,718)	(7,167)
Delaware VIP REIT Series Standard Class	12,514	(20,892)	(8,378)
Delaware VIP Small Cap Value Series Service Class	171,457	(336,739)	(165,282)
Delaware VIP Smid Cap Growth Series Standard Class	132,623	(117,719)	14,904
Delaware VIP Value Series Standard Class	158,315	(352,724)	(194,409)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	2,866	(2,251)	615
Fidelity VIP Contrafund Portfolio Service Class	39,168	(89,587)	(50,419)
Fidelity VIP Growth Portfolio Service Class	33,042	(29,186)	3,856
LVIP Baron Growth Opportunities Fund Service Class	11,694	(30,282)	(18,588)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	51,571	(174,054)	(122,483)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,406	(838)	2,568
LVIP BlackRock Inflation Protected Bond Fund Standard Class	10,865	(35,709)	(24,844)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	35,895	(86,845)	(50,950)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	945	(12)	933
LVIP Clarion Global Real Estate Fund Standard Class	11,195	(12,243)	(1,048)
LVIP Delaware Bond Fund Standard Class	51,183	(143,401)	(92,218)
LVIP Delaware Diversified Floating Rate Fund Service Class	1,852	(2,272)	(420)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	93,241	(58,388)	34,853
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	42,998	(137,538)	(94,540)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	51,735	(12,400)	39,335
LVIP Delaware Social Awareness Fund Standard Class	58,531	(117,121)	(58,590)
LVIP Delaware Special Opportunities Fund Standard Class	13,122	(57,603)	(44,481)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	8,116	(75,670)	(67,554)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	264	(149)	115
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	32,061	(33,787)	(1,726)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	87,492	(113,403)	(25,911)
LVIP Global Income Fund Standard Class	5,617	(4,522)	1,095
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	53,482	(112,489)	(59,007)
LVIP Government Money Market Fund Standard Class	332,483	(487,863)	(155,380)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	15,721	(299)	15,422
LVIP Managed Risk Profile 2010 Fund Standard Class	5,806	(38,623)	(32,817)
LVIP Managed Risk Profile 2020 Fund Standard Class	115,328	(34,692)	80,636
LVIP Managed Risk Profile 2030 Fund Standard Class	96,616	(81,700)	14,916
LVIP Managed Risk Profile 2040 Fund Standard Class	117,726	(43,553)	74,173
LVIP Managed Risk Profile 2050 Fund Standard Class	52,562	(8,827)	43,735
LVIP Mondrian International Value Fund Standard Class	81,323	(247,621)	(166,298)
LVIP SSGA Bond Index Fund Standard Class	9,868	(25,047)	(15,179)
LVIP SSGA Emerging Markets 100 Fund Standard Class	20,706	(13,332)	7,374
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	37,939	(29,289)	8,650
LVIP SSGA International Index Fund Standard Class	15,664	(5,350)	10,314
LVIP SSGA S&P 500 Index Fund Standard Class	142,571	(98,269)	44,302
LVIP SSGA Small-Cap Index Fund Standard Class	50,226	(22,855)	27,371
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	195,312	(169,255)	26,057
LVIP Vanguard Domestic Equity ETF Fund Service Class	25,711	(4,992)	20,719
LVIP Vanguard International Equity ETF Fund Service Class	15,796	(4,797)	10,999
MFS VIT Utilities Series Initial Class	203,430	(449,570)	(246,140)
PIMCO VIT Total Return Portfolio Administrative Class	18,587	(14,513)	4,074

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for the sub-accounts operating for a portion of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account Q at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 20, 2017

Q-1

Lincoln Life Variable Annuity Account Q
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2016 and 2015
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.
(2) Not Applicable
(3) Amended and Restated Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.
(m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.
(q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.
(r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.
(s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2, 2003.
(t) Section 403(b) Annuity Endorsement (32481-G-12-08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.
(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Not Applicable
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Fidelity Variable Insurance incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
B-2

(vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(b) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:
(i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iv) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Christine Janofsky*	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
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Item 27. Number of Contractowners
As of February 28, 2017 there were 16,431 contract owners under Account Q.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
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Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 20th day of April, 2017.

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Lincoln Life Variable Annuity Account Q (Registrant) Multi-Fund® Group
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 20, 2017.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
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